UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21215
                                                     ---------------------

            Nuveen Insured Florida Tax-Free Advantage Municipal Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: June 30
                                           ------------------

                  Date of reporting period: June 30, 2006
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT June 30, 2006

                        Nuveen Investments
                        Municipal Exchange-Traded
                        Closed-End Funds

    NUVEEN FLORIDA
INVESTMENT QUALITY
    MUNICIPAL FUND
               NQF

    NUVEEN FLORIDA
    QUALITY INCOME
    MUNICIPAL FUND
               NUF

    NUVEEN INSURED
   FLORIDA PREMIUM
  INCOME MUNICIPAL
              FUND
               NFL

    NUVEEN INSURED
  FLORIDA TAX-FREE
         ADVANTAGE
    MUNICIPAL FUND
               NWF


Photo of: Man, woman and child at the beach.
Photo of: A child.


DEPENDABLE,
TAX-FREE INCOME BECAUSE
IT'S NOT WHAT YOU EARN,
IT'S WHAT YOU KEEP.(R)


Logo: NUVEEN Investments

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

Photo: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


Chairman's
     LETTER TO SHAREHOLDERS


Once again, I am pleased to report that over the twelve month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

Municipal bonds can be an important building block in a well balanced investment portfolio. In addition to providing attractive tax-free monthly income, a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification. Portfolio diversification is a recognized way to try to


"PORTFOLIO DIVERSIFICATION IS A RECOGNIZED WAY TO TRY TO REDUCE SOME OF THE RISK THAT COMES WITH INVESTING."


reduce some of the risk that comes with investing. I encourage you to contact your personal financial advisor who can help explain this important investment strategy.

Nuveen Investments is pleased to offer you choices when it comes to receiving your fund reports. In addition to mailed print copies, you can also sign up to receive future Fund reports and other Fund information by e-mail and the Internet. The inside front cover of this report contains information on how you can sign up.

We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

August 11, 2006

Nuveen Florida Municipal Exchange-Traded Closed-End Funds
(NQF, NUF, NFL, NWF)

Portfolio Manager's
        COMMENTS



Portfolio manager Cathryn Steeves reviews economic and municipal market conditions at both the national and state levels, key investment strategies, and the annual performance of these four Nuveen Florida Funds. Cathryn, who joined Nuveen in 1996, assumed portfolio management responsibility for NQF and NUF in January 2005 and for NFL and NWF in May 2005.


WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED JUNE 30, 2006?

During this reporting period, we saw an increase in interest rates across the yield curve, although rates at the longer end of the curve generally remained more stable than short-term rates during much of the period. Between July 1, 2005 and June 30, 2006, the Federal Reserve announced eight increases of 0.25% each in the fed funds rate, raising this short-term target by 200 basis points from 3.25% to 5.25%. In all, the Fed has implemented 17 consecutive quarter-point hikes in the fed funds rate since June 2004, bringing the target rate to its highest level since March 2001. By comparison, the yield on the benchmark 10-year U.S. Treasury note ended June 2006 at 5.14%, up from 3.94% 12 months earlier, while the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, was 5.31% at the end of June 2006, an increase of 54 basis points from the beginning of July 2005. As interest rates increased, bond valuations generally declined, and the yield curve flattened as shorter-term rates approached the levels of longer-term rates.

Even with rising interest rates, record energy prices, and a housing market that signaled it could finally be softening, the economy generally remained resilient, with a strong overall growth pattern. After expanding at a rate of 4.2% in the third quarter of 2005, the U.S. gross domestic product (GDP) slowed to 1.8% in the fourth quarter of 2005, then rebounded sharply to 5.6% in the first quarter of 2006 (all GDP numbers are annualized). In the second quarter of 2006, the GDP moderated to 2.5%, with the deceleration reflecting downturns in consumer and federal government spending as well as the first decrease in business equipment investment in three years. The overall jobs picture remained positive, with national unemployment at 4.6% in June 2006, down from 5.0% in June 2005. However, the markets continued to keep a close eye on inflation trends, with the year-over-year increase in the Consumer Price Index registering 4.3% as of June 2006. During the first six months of 2006, the increase in inflation was driven mainly by higher energy and transportation costs, rising at a rate of 4.7% annualized, compared with 3.4% for all of 2005.

Over the 12 months ended June 2006, municipal bond supply nationwide remained strong, as $403.6 billion in new securities came to market, up 6% from the previous 12 months. However, following record levels of issuance in calendar year 2005, we saw a drop-off in new supply during the first six months of 2006, when municipal issuance totaled $179.3 billion, off 15% from the same period in 2005. A major factor in 2006's decline in supply was the sharp reduction in pre-refunding volume, which dropped 52% from last year's levels as rising interest rates made advance refundings less economically attractive. Overall, demand for municipal bonds, especially those offering higher yields, continued to be strong and broad-based, with retail investors, property and casualty insurance companies, and hedge funds all participating in the market.


HOW WERE THE ECONOMIC AND MARKET ENVIRONMENTS IN FLORIDA DURING THIS PERIOD?

During this reporting period, Florida's increasingly diversified economy continued to perform well, as the state led the Southeast region in job growth and performance. For 2005, Florida ranked as the third fastest growing state in the nation (behind Arizona and Nevada). Despite diversification, the state remained heavily reliant on the tourism industry, which benefited during this period from favorable exchange rates that attracted overseas tourists and an increase in domestic tourism based on concerns about terrorism abroad. Construction was another main driver of Florida's economy, while housing appreciation, particularly in coastal areas, remained near record highs despite concerns about a slowdown. Population trends, with growth near 11% over the past five years, also were positive, although this growth increased the need for government services. This trend is expected to continue as more retirees move to Florida and the demand for healthcare and social services grows. The state's labor market remained tight, with unemployment falling from 3.8% in June 2005 to 3.0% in June 2006, the lowest rate in the nation. Florida's growth is all the more remarkable given that, between July and October 2005, Florida was hit by four major hurricanes, including Wilma, the most intense storm ever recorded in the Atlantic basin. The state sustained an estimated $2.2 billion in losses associated with Dennis and $12.2 billion from Wilma, with Katrina and Rita causing lesser but significant damage.

Florida's revenue base, dominated by sales taxes, also continued to perform well during this period. Historically, the state has budgeted conservatively, and its general fund posted surpluses in the past three years. In February 2006, the $71 billion fiscal 2007 budget, including $1.5 billion in tax cuts, was introduced, representing an increase of 8% from fiscal 2006. As of June 2006, Florida's general obligation debt continued to be rated Aa1/AAA by Moody's and Standard & Poor's, respectively. For the 12 months ended June 30, 2006, municipal issuance in Florida totaled $20.7 billion, an increase of 17% over the previous 12 months, making Florida the fourth largest state issuer in the nation. During the first six months of 2006, issuance in the state went against the national trend, rising 30% from the first half of 2005 to $13.7 billion. This included one of the largest deals of the second quarter of 2006--$3 billion in "hurricane bonds" issued by Citizens Property Insurance Corporation in June 2006--as well as numerous school district issues. (These Florida Funds did not participate in the hurricane deal due to the fact that the bonds offered shorter durations than we were seeking for the Funds.)

One event of special interest to the Florida municipal market is the pending repeal of the Florida intangibles tax. Over the past seven years, the intangibles tax, which has been in place since 1931, has been gradually reduced to the 2006 level of 50 cents per $1,000 in investments. In April 2006, the Florida legislature voted to eliminate the tax entirely as of January 1, 2007, effectively ending the tax advantage for Florida residents who invest in Florida state paper (since Florida has no income tax). As of June 30, 2006, this bill was awaiting the signature of Governor Jeb Bush, who has long advocated abolishing the intangibles tax. (Editor's note: Bush signed HB 209 to repeal the intangibles tax on July 26, 2006.) Because the elimination of the tax has been gradual and long-anticipated, we believe the market has already absorbed much of the impact of the repeal. To date, this proposed change has not materially impacted the performance of bonds issued in the state of Florida.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FLORIDA FUNDS DURING THIS REPORTING PERIOD?

As interest rates rose and the yield curve flattened during this 12-month period, we continued to emphasize careful management of the Funds' underlying portfolios in line with our established targets. This included a disciplined approach to duration1 management and yield curve positioning. In selecting new additions for our portfolios, our


1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

purchase activity focused mainly on attractively priced, premium coupon2 bonds that, in our opinion, had strong performance potential. In general, we believed that bonds in the intermediate part of the curve offered better value and reward opportunities more commensurate with their risk levels. However, at various times during this 12-month period, we found that bonds available in longer parts of the yield curve offered more favorable characteristics, and we actively pursued some opportunities in the 25-year to 30-year range that we found attractive.

To help us maintain the Funds' durations within our preferred strategic range, we were selectively selling holdings with shorter durations, including short-dated pre-refunded bonds. Selling these shorter bonds and reinvesting further out on the yield curve also helped to improve the Funds' overall call protection profile. With yields rising during this period, we also found some opportunities to sell a few of our holdings that were purchased when yields were lower and replace them with similar, newer credits that yielded comparatively more. This process allowed us to maintain the Funds' current portfolio characteristics while strengthening their income streams. It also enabled us to realize some capital losses that can be used to offset any capital gains realized in 2006 or carried forward to offset future realized gains.

In looking for potential purchase candidates, we kept an opportunistic eye toward all types of issuance that we believed could add value to the Funds' portfolios. Good levels of municipal supply in Florida during this period helped us find the types of bonds we prefer and implement the strategies we had planned. Since Florida is a high-quality state, much of the new supply was highly rated and/or insured, and the majority of our new purchases were higher-rated credits, mainly school district bonds, which were plentiful during this period, and hospital issues.

We also continued to emphasize maintaining the Funds' weightings of BBB rated and nonrated bonds. However, there were few interesting lower-rated credit opportunities in the high-quality Florida market during this period. As a result, allocations of lower quality bonds in NQF and NUF generally remained stable. In NWF, we added nonrated community development district bonds to help diversify the Fund's holdings.


2 Premium coupon bonds are credits that, at the time of purchase, are trading above their par values because their coupons are higher than current coupon levels. Historically, these bonds have held their value better than current coupon bonds when interest rates rise.

Also in NWF, our duration management strategies over the past 12 months included the use of forward interest rate swaps, a type of derivative financial instrument. As discussed in our last shareholder report, we began using these swaps in late 2004 in an effort to reduce the interest rate risk in this Fund. These hedges were not an attempt to profit from correctly predicting the timing and direction of interest rate movements. Instead, our sole objective was to reduce the duration (and resulting pricing sensitivity) of NWF without having a negative impact on its income stream or common shares dividends over the short term. We believe the hedging strategy has been effective in helping to reduce the net asset value (NAV) volatility of this Fund, and the hedge remained in place as of June 30, 2006.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen Florida Funds, as well as relevant index and peer group information, are presented in the accompanying table.


TOTAL RETURNS ON NET ASSET VALUE*
For periods ended 6/30/06

                              1-YEAR            5-YEAR           10-YEAR
--------------------------------------------------------------------------------
FLORIDA FUNDS
--------------------------------------------------------------------------------
NQF                           -0.85%             6.71%            6.32%
--------------------------------------------------------------------------------
NUF                           -0.55%             6.51%            6.12%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index3                    0.88%             5.05%            5.79%
--------------------------------------------------------------------------------
INSURED FLORIDA FUNDS
--------------------------------------------------------------------------------
NFL                           -0.95%             6.07%            6.59%
--------------------------------------------------------------------------------
NWF                            0.03%             NA               NA
--------------------------------------------------------------------------------
Lehman Brothers Insured
Municipal Bond Index3          0.75%             5.28%            5.98%
--------------------------------------------------------------------------------
Lipper Florida
Municipal Debt Funds
Average4                       0.55%             5.99%            6.13%
--------------------------------------------------------------------------------

*Annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.


For the 12 months ended June 30, 2006, the total returns on NAV for NQF and NUF underperformed the return on the Lehman Brothers Municipal Bond Index, and the



3 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds, and the Lehman Brothers Insured Municipal Bond Index is an unleveraged, unmanaged national index containing a broad range of insured municipal bonds. Results for the Lehman indexes do not reflect any expenses.

4 The Lipper Florida Municipal Debt Funds category average is calculated using the returns of all exchange-traded closed-end funds in this category for each period as follows: 1 year, 17; 5 years, 11; and 10 years, 9. Fund and Lipper returns assume reinvestment of dividends.

performances of NFL and NWF trailed the return for the Lehman Insured Municipal Bond Index. All four Funds lagged the average return for the Lipper Florida peer group.

A major factor impacting the annual performance of these Funds, especially in relation to the returns for the unleveraged Lehman Brothers indexes, was the use of financial leverage. Although leveraging provides opportunities for additional income and total returns for common shareholders when interest rates fall or remain consistently low, this benefit is reduced when interest rates rise. With the increases in interest rates during this period, the decline in value of the bonds in the underlying portfolios of these Funds was exacerbated by the effects of leveraging. In addition, the benefits of leveraging are tied in part to the short-term rates leveraged Funds pay their MuniPreferred(R) shareholders. During periods of low short-term rates, these Funds generally pay lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. Conversely, when short-term interest rates rise, as they did during this reporting period, the Funds' borrowing costs also rise, impacting the Funds' income streams and total returns. However, we remain convinced that, over the long term, the use of financial leverage should work to the benefit of the Funds. This is demonstrated by the five-year and ten-year return performance--both absolute and relative to the Lehman indexes--of NQF, NUF, and NFL.

Other factors influencing the Funds' returns during this period included yield curve positioning and duration management, allocations to lower-rated credits, sector weightings, and pre-refunding activity.

As the yield curve continued to flatten over the course of this period, bonds in the Lehman municipal index with maturities between 6 and 12 years generally were the most adversely impacted by changes in the curve, underperforming both very short bonds (those with maturities between 1 and 2 years) and longer bonds (those with maturities of at least 22 years) by approximately 170 basis points. Overall, the Florida Funds were strategically well positioned across the yield curve during this period.

With bonds rated BBB or lower and nonrated bonds generally outperforming other credit quality sectors during this period, NQF and NUF benefited from their 7% allocations of BBB and nonrated credits. The performance of this sector was largely the result of investor demand for the higher yields typically associated with lower-quality bonds, which drove up their value and tightened credit spreads. However, as noted earlier, the lack of lower-rated supply in Florida resulted in these Funds having less than optimal exposures to lower quality sectors, which hampered their performances to some degree. NWF, which can invest up to 20% of its assets in uninsured investment-grade quality securities, also benefited from its 5% allocation of A rated bonds and 3% allocation to nonrated bonds. (As a 100% insured Fund, NFL did not hold any lower-quality credits, which hurt its performance for this period.) Among the lower-rated holdings making contributions to the Funds' total returns for this period were healthcare (including hospitals) credits and industrial development bonds, both of which ranked among the top performing revenue sectors in the Lehman municipal index.

Housing bonds were also among some of the best performing credits in the Funds' portfolios, as rising interest rates lessened the incidence and impact of prepayments and bond calls. Both multifamily and single-family housing bonds were positive contributors across all of these Funds.

During this period, we continued to see advance refundings5, which benefit the Funds through price appreciation and enhanced credit quality. In general, the majority of the pre-refundings involved uninsured healthcare bonds. This benefited NQF and, to a lesser extent, NUF and NWF, while NFL did not hold any of these bonds.

While advance refundings generally enhanced performance for this 12-month period, the rising interest rate environment meant that the Funds' holdings of previously pre-refunded bonds, especially those with five years or more to maturity, tended to underperform the general municipal market. Although none of the Florida Funds was over-weighted in pre-refunded bonds, NQF and NFL had heavier allocations of these bonds going into this period than NUF and NWF. Other categories that lagged the overall market included general obligation credits and zero coupon bonds.


5 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF JUNE 30, 2006?

We continued to believe that maintaining strong credit quality was an important requirement. As of June 30, 2006, the two noninsured Funds continued to offer excellent credit quality, with NQF allocating 89% of its portfolio to bonds rated AAA/U.S. guaranteed and AA and NUF allocating 86% to these credit categories. NFL continued to be 100% invested in insured and/or U.S. guaranteed securities, while NWF, which can invest up to 20% of its assets in uninsured investment-grade quality securities, had allocated 90% of its portfolio to insured/U.S. guaranteed bonds.

As of June 30, 2006, potential call exposure for the period July 2006 through the end of 2007 ranged from 2% in NWF and 5% in NQF to 8% in NUF and 11% in NFL. The number of actual bond calls in all of these Funds depends largely on future market interest rates.

Dividend and Share Price
       INFORMATION



As previously noted, all of the Funds in this report use leverage to potentially enhance opportunities for additional income for common shareholders. During periods of rising short-term interest rates, as was the case during this reporting period, the Funds' borrowing costs also rise, reducing the extent of the benefits of leveraging. To the degree that the Funds experienced bond calls during this period, proceeds from the older, higher-yielding bonds that were called had to be reinvested into bonds generally offering lower yields, which had some impact on their income streams. These factors resulted in one monthly dividend reduction in NWF, three reductions in NFL, and four in NQF and NUF over the 12-month period ended June 30, 2006.

In addition, due to capital gains resulting from normal portfolio activity, common shareholders of NFL received a capital gains distribution of $0.1440 per share at the end of December 2005. This distribution, which represented an important part of NFL's total return for this period, was generated by bond calls and sales of appreciated securities. This had a slight negative impact on the earning power per common share of this Fund and was a minor factor in the common share dividend reductions noted above.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of June 30, 2006, NFL had positive UNII balances for both financial statement and tax purposes, while NQF, NUF, and NWF had positive UNII balances for tax purposes and negative UNII balances for financial statement purposes.

At the end of the reporting period, the Funds' share prices were trading at discounts to their NAVs as shown in the accompanying chart:

                             6/30/06                   12-MONTH AVERAGE
                            DISCOUNT                           DISCOUNT
--------------------------------------------------------------------------------
NQF                          -11.43%                             -4.16%
--------------------------------------------------------------------------------
NUF                          -12.05%                             -6.84%
--------------------------------------------------------------------------------
NFL                           -9.25%                             -2.09%
--------------------------------------------------------------------------------
NWF                           -4.98%                             -4.27%
--------------------------------------------------------------------------------

Nuveen Florida Investment Quality Municipal Fund
NQF

Performance
     OVERVIEW  As of June 30, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              81%
AA                                8%
A                                 4%
BBB                               4%
N/R                               3%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jul                           0.0735
Aug                           0.0735
Sep                           0.0695
Oct                           0.0695
Nov                           0.0695
Dec                            0.066
Jan                            0.066
Feb                            0.066
Mar                           0.0625
Apr                           0.0625
May                           0.0625
Jun                            0.058

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/01/05                       15.46
                              15.4
                              15.58
                              15.61
                              15.64
                              15.57
                              15.63
                              15.65
                              15.61
                              15.6
                              15.58
                              15.63
                              15.75
                              15.75
                              15.94
                              15.85
                              15.85
                              15.9
                              16.09
                              16.1
                              16.1
                              16.05
                              16.02
                              16.1
                              15.95
                              16.03
                              15.83
                              15.78
                              15.95
                              15.81
                              15.86
                              15.98
                              16.01
                              15.95
                              15.88
                              15.86
                              15.89
                              15.86
                              15.87
                              15.81
                              15.92
                              15.8
                              15.82
                              15.98
                              15.91
                              16.04
                              15.95
                              16.13
                              16.25
                              16.3
                              16.32
                              16.28
                              16.04
                              16.1
                              15.84
                              15.74
                              15.88
                              15.73
                              15.68
                              15.68
                              15.39
                              15.3
                              15.4
                              15.38
                              15.54
                              15.43
                              15.4
                              15.24
                              15.05
                              15.14
                              15.02
                              14.95
                              14.76
                              14.52
                              14.41
                              14.33
                              14.28
                              14.33
                              14.35
                              14.4
                              14.42
                              14.42
                              14.31
                              14.34
                              14.34
                              14.29
                              14.27
                              14.27
                              14.25
                              14.31
                              14.3
                              14.38
                              14.33
                              14.14
                              14.2
                              14.19
                              14.04
                              14.07
                              14.27
                              14.17
                              14.2
                              14.22
                              14.27
                              14.23
                              14.25
                              14.23
                              14.3
                              14.2
                              14.21
                              14.17
                              14.18
                              14.16
                              14.15
                              14.18
                              14.2
                              14.02
                              14.07
                              14.05
                              14
                              13.82
                              13.85
                              13.85
                              13.99
                              13.88
                              13.84
                              13.91
                              14.01
                              14.04
                              14.04
                              14.14
                              14.21
                              14.19
                              14.22
                              14.21
                              14.32
                              14.21
                              14.25
                              14.34
                              14.32
                              14.43
                              14.45
                              14.51
                              14.54
                              14.63
                              14.69
                              14.68
                              14.7
                              14.72
                              14.72
                              14.67
                              14.62
                              14.55
                              14.65
                              14.66
                              14.6
                              14.6
                              14.61
                              14.63
                              14.5
                              14.55
                              14.49
                              14.27
                              14.31
                              14.46
                              14.57
                              14.61
                              14.62
                              14.7
                              14.8
                              14.72
                              14.25
                              14.24
                              14.31
                              14.25
                              14.15
                              14.25
                              14.16
                              14.05
                              14.07
                              14.1
                              14.1
                              14.11
                              14.13
                              14.08
                              14.1
                              14.15
                              14.15
                              14.15
                              14.15
                              14.1
                              14.02
                              14.09
                              14.05
                              14.05
                              14.03
                              13.96
                              13.88
                              13.75
                              13.61
                              13.66
                              13.64
                              13.6
                              13.54
                              13.52
                              13.59
                              13.59
                              13.57
                              13.57
                              13.54
                              13.63
                              13.63
                              13.6
                              13.59
                              13.57
                              13.59
                              13.61
                              13.65
                              13.58
                              13.57
                              13.55
                              13.57
                              13.51
                              13.6
                              13.47
                              13.49
                              13.53
                              13.5
                              13.48
                              13.42
                              13.4
                              13.48
                              13.42
                              13.45
                              13.51
                              13.56
                              13.47
                              13.36
                              13.41
                              13.33
                              13.38
                              13.36
                              13.28
                              13.21
                              13.09
                              13.05
                              13.06
                              13.1
                              13.09
                              13.04
                              13.06
                              13
                              13
                              12.96
                              13.01
6/30/06                       13.02

FUND SNAPSHOT
------------------------------------
Common Share Price            $13.02
------------------------------------
Common Share
Net Asset Value               $14.70
------------------------------------
Premium/(Discount) to NAV    -11.43%
------------------------------------
Market Yield                   5.35%
------------------------------------
Taxable-Equivalent Yield1      7.43%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $243,913
------------------------------------
Average Effective
Maturity on Securities (Years) 15.12
------------------------------------
Leverage-Adjusted Duration      8.17
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 2/21/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year        -11.13%        -0.85%
------------------------------------
5-Year          3.91%         6.71%
------------------------------------
10-Year         4.27%         6.32%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         27.0%
------------------------------------
Transportation                 17.7%
------------------------------------
U.S. Guaranteed                14.7%
------------------------------------
Utilities                       9.5%
------------------------------------
Water and Sewer                 8.9%
------------------------------------
Health Care                     7.0%
------------------------------------
Tax Obligation/General          6.9%
------------------------------------
Other                           8.3%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen Florida Quality Income Municipal Fund
NUF

Performance
     OVERVIEW  As of June 30, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              75%
AA                               11%
A                                 7%
BBB                               4%
N/R                               3%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jul                            0.072
Aug                            0.072
Sep                            0.068
Oct                            0.068
Nov                            0.068
Dec                           0.0635
Jan                           0.0635
Feb                           0.0635
Mar                             0.06
Apr                             0.06
May                             0.06
Jun                            0.056

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/01/05                       15.21
                              15.19
                              15.34
                              15.24
                              15.21
                              15.14
                              15.1
                              14.97
                              14.97
                              14.96
                              14.89
                              14.88
                              14.87
                              14.75
                              14.8
                              14.9
                              14.92
                              15
                              15.09
                              15.1
                              15.1
                              15.03
                              15
                              15.01
                              15.07
                              15.09
                              15.14
                              15.1
                              15.2
                              15.15
                              15.28
                              15.19
                              15.25
                              15.26
                              15.29
                              15.23
                              15.2
                              15.32
                              15.37
                              15.48
                              15.71
                              15.85
                              15.75
                              15.9
                              15.81
                              15.99
                              15.84
                              15.76
                              15.82
                              15.55
                              15.55
                              15.5
                              15.29
                              15.11
                              14.97
                              14.96
                              14.95
                              14.9
                              14.78
                              14.74
                              14.69
                              14.59
                              14.64
                              14.65
                              14.63
                              14.66
                              14.58
                              14.62
                              14.59
                              14.54
                              14.53
                              14.44
                              14.47
                              14.38
                              14.2
                              14.12
                              14.11
                              14.13
                              14.14
                              14.28
                              14.29
                              14.24
                              14.15
                              14.17
                              14.25
                              14.25
                              14.45
                              14.45
                              14.34
                              14.45
                              14.34
                              14.28
                              14.15
                              14.02
                              14.06
                              14.09
                              14.05
                              14.01
                              14.01
                              14.02
                              13.98
                              14.02
                              14.06
                              14.02
                              14.09
                              14.07
                              14.07
                              14.02
                              14.03
                              13.83
                              13.8
                              13.84
                              13.84
                              13.89
                              13.84
                              13.66
                              13.73
                              13.66
                              13.7
                              13.62
                              13.52
                              13.52
                              13.55
                              13.62
                              13.66
                              13.7
                              13.8
                              13.88
                              13.88
                              13.94
                              13.95
                              13.98
                              14.01
                              14.15
                              14.13
                              13.97
                              14.03
                              14.15
                              14.16
                              14.12
                              14.11
                              14.17
                              14.2
                              14.2
                              14.36
                              14.31
                              14.27
                              14.35
                              14.35
                              14.38
                              14.4
                              14.29
                              14.34
                              14.33
                              14.32
                              14.28
                              14.48
                              14.46
                              14.43
                              14.4
                              14.44
                              14.39
                              14.48
                              14.53
                              14.52
                              14.52
                              14.48
                              14.58
                              14.5
                              14.45
                              14.01
                              14.04
                              13.91
                              13.84
                              13.93
                              13.85
                              13.83
                              13.84
                              13.92
                              13.91
                              13.77
                              13.77
                              13.77
                              13.77
                              13.81
                              13.92
                              13.87
                              13.84
                              13.86
                              13.75
                              13.81
                              13.76
                              13.89
                              13.98
                              13.92
                              13.9
                              13.83
                              13.58
                              13.53
                              13.65
                              13.57
                              13.61
                              13.6
                              13.6
                              13.7
                              13.6
                              13.48
                              13.6
                              13.49
                              13.62
                              13.62
                              13.6
                              13.5
                              13.52
                              13.46
                              13.54
                              13.53
                              13.56
                              13.46
                              13.4
                              13.35
                              13.42
                              13.45
                              13.32
                              13.42
                              13.4
                              13.5
                              13.5
                              13.44
                              13.38
                              13.43
                              13.4
                              13.49
                              13.54
                              13.46
                              13.55
                              13.48
                              13.38
                              13.31
                              13.35
                              13.35
                              13.3
                              13.13
                              13.06
                              13.1
                              13.09
                              13.1
                              13.04
                              13.01
                              12.98
                              12.9
                              12.94
                              12.9
                              12.97
6/30/06                       13.07


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.07
------------------------------------
Common Share
Net Asset Value               $14.86
------------------------------------
Premium/(Discount) to NAV    -12.05%
------------------------------------
Market Yield                   5.14%
------------------------------------
Taxable-Equivalent Yield1      7.14%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $212,504
------------------------------------
Average Effective
Maturity on Securities (Years) 15.31
------------------------------------
Leverage-Adjusted Duration      8.17
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/17/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -9.64%        -0.55%
------------------------------------
5-Year          3.86%         6.51%
------------------------------------
10-Year         4.96%         6.12%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         29.7%
------------------------------------
Transportation                 16.9%
------------------------------------
Health Care                     9.9%
------------------------------------
Utilities                       8.7%
------------------------------------
Housing/Multifamily             6.1%
------------------------------------
Tax Obligation/General          6.1%
------------------------------------
Water and Sewer                 6.0%
------------------------------------
Education and Civic
  Organizations                 5.6%
------------------------------------
U.S. Guaranteed                 5.1%
------------------------------------
Other                           5.9%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen Insured Florida Premium Income Municipal Fund
NFL

Performance
      OVERVIEW  As of June 30, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                          91%
U.S. Guaranteed                   9%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jul                            0.073
Aug                            0.073
Sep                           0.0695
Oct                           0.0695
Nov                           0.0695
Dec                           0.0695
Jan                           0.0695
Feb                           0.0695
Mar                            0.066
Apr                            0.066
May                            0.066
Jun                            0.063

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/01/05                       16.63
                              16.6
                              16.82
                              16.7
                              16.85
                              16.7
                              16.67
                              16.41
                              16.33
                              16.31
                              16.37
                              16.29
                              16.27
                              16.23
                              16.24
                              16.22
                              16.18
                              16.3
                              16.35
                              16.25
                              16.25
                              16.17
                              16.17
                              16.2
                              16.15
                              16.06
                              16.02
                              16.01
                              16.11
                              16.01
                              16.03
                              16.06
                              16.1
                              16.05
                              16.1
                              16.02
                              16.05
                              15.99
                              16.05
                              16.09
                              16.16
                              16.23
                              16.22
                              16.3
                              16.3
                              16.27
                              16.23
                              16.14
                              16.11
                              16.15
                              16.08
                              15.96
                              15.92
                              15.64
                              15.57
                              15.51
                              15.61
                              15.53
                              15.44
                              15.27
                              15.25
                              15.19
                              15.31
                              15.33
                              15.41
                              15.26
                              15.34
                              15.5
                              15.45
                              15.51
                              15.42
                              15.53
                              15.48
                              15.42
                              15.48
                              15.22
                              15.06
                              14.9
                              14.9
                              15.11
                              15.06
                              15.16
                              14.83
                              15
                              15.02
                              15.19
                              15.31
                              15.23
                              15.18
                              15.05
                              15.2
                              15.22
                              15.03
                              15
                              14.94
                              14.85
                              14.81
                              14.85
                              14.91
                              14.68
                              14.72
                              14.77
                              14.77
                              14.8
                              14.85
                              14.81
                              14.77
                              14.8
                              14.83
                              14.76
                              14.79
                              14.83
                              14.94
                              14.99
                              15.03
                              14.77
                              14.83
                              14.84
                              14.93
                              14.83
                              14.71
                              14.83
                              14.8
                              14.82
                              14.86
                              14.92
                              14.99
                              15.03
                              15.03
                              15.15
                              15.27
                              15.35
                              15.47
                              15.46
                              15.43
                              15.42
                              15.6
                              15.64
                              15.58
                              15.64
                              15.7
                              15.81
                              16.02
                              15.98
                              15.88
                              15.75
                              15.92
                              15.85
                              15.92
                              15.89
                              16.05
                              16.04
                              16.11
                              16.03
                              16.12
                              16.15
                              16.23
                              16
                              15.92
                              16.05
                              16.01
                              16.1
                              16.08
                              16.1
                              16.11
                              16.2
                              16.12
                              16.12
                              16.02
                              15.98
                              15.65
                              15.72
                              15.6
                              15.44
                              15.5
                              15.5
                              15.44
                              15.3
                              15.36
                              15.45
                              15.48
                              15.45
                              15.37
                              15.41
                              15.32
                              15.32
                              15.27
                              15.1
                              15.13
                              15.06
                              15.19
                              15.2
                              15.31
                              15.29
                              15.29
                              15.28
                              15.32
                              15.3
                              15.19
                              15.32
                              15.35
                              15.24
                              15.18
                              15.04
                              15.01
                              14.98
                              14.87
                              14.86
                              14.85
                              15.06
                              15.06
                              14.89
                              14.75
                              14.81
                              14.8
                              14.86
                              14.79
                              14.71
                              14.63
                              14.49
                              14.5
                              14.43
                              14.48
                              14.35
                              14.45
                              14.34
                              14.39
                              14.23
                              14.19
                              13.99
                              14.02
                              13.82
                              13.98
                              14
                              14.11
                              14.15
                              14.18
                              14.17
                              14.13
                              14.2
                              14.17
                              14.15
                              14.05
                              13.97
                              13.99
                              14.01
                              14.02
                              13.95
                              13.88
                              13.9
                              13.86
                              13.85
                              13.82
                              13.77
6/30/06                       13.74

FUND SNAPSHOT
------------------------------------
Common Share Price            $13.74
------------------------------------
Common Share
Net Asset Value               $15.14
------------------------------------
Premium/(Discount) to NAV     -9.25%
------------------------------------
Market Yield                   5.50%
------------------------------------
Taxable-Equivalent Yield1      7.64%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $217,904
------------------------------------
Average Effective
Maturity on Securities (Years) 15.87
------------------------------------
Leverage-Adjusted Duration      7.49
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/17/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year        -12.56%        -0.95%
------------------------------------
5-Year          5.15%         6.07%
------------------------------------
10-Year         6.22%         6.59%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         38.8%
------------------------------------
Water and Sewer                20.1%
------------------------------------
Transportation                 11.9%
------------------------------------
Housing/Multifamily             9.0%
------------------------------------
U.S. Guaranteed                 8.6%
------------------------------------
Other                          11.6%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2005 of $0.1440 per share.

Nuveen Insured Florida Tax-Free Advantage Municipal Fund
NWF

Performance
     OVERVIEW  As of June 30, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                          83%
U.S. Guaranteed                   7%
AA (Uninsured)                    2%
A (Uninsured)                     5%
N/R (Uninsured)                   3%


Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jul                           0.0595
Aug                           0.0595
Sep                           0.0575
Oct                           0.0575
Nov                           0.0575
Dec                           0.0575
Jan                           0.0575
Feb                           0.0575
Mar                           0.0575
Apr                           0.0575
May                           0.0575
Jun                           0.0575

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/01/05                       14.26
                              14.23
                              14.29
                              14.42
                              14.42
                              14.42
                              14.52
                              14.62
                              14.6
                              14.51
                              14.69
                              14.94
                              15.32
                              15.3
                              14.95
                              14.83
                              14.77
                              14.8
                              15
                              15.34
                              15.34
                              15.16
                              15.08
                              15.01
                              14.94
                              14.91
                              14.92
                              14.8
                              14.85
                              14.59
                              14.67
                              14.58
                              14.68
                              14.82
                              14.84
                              14.82
                              14.67
                              14.61
                              14.5
                              14.55
                              14.53
                              14.55
                              14.56
                              14.59
                              14.59
                              14.6
                              14.53
                              14.68
                              14.5
                              14.46
                              14.41
                              14.38
                              14.36
                              14.15
                              14.17
                              14.25
                              14.07
                              14.28
                              14.03
                              13.95
                              13.91
                              13.92
                              14
                              14.01
                              14.04
                              14.03
                              14.08
                              14
                              14.07
                              14.05
                              14.06
                              13.89
                              13.76
                              13.71
                              13.79
                              13.58
                              13.5
                              13.57
                              13.46
                              13.75
                              13.7
                              13.56
                              13.53
                              13.57
                              13.58
                              13.78
                              13.8
                              13.65
                              13.6
                              13.58
                              13.6
                              13.7
                              13.56
                              13.41
                              13.43
                              13.32
                              13.39
                              13.3
                              13.29
                              13.29
                              13.32
                              13.3
                              13.29
                              13.29
                              13.19
                              13.15
                              13.26
                              13.19
                              13.09
                              13.14
                              13.21
                              13.22
                              13.2
                              13.21
                              13.18
                              13.1
                              13.1
                              13.13
                              13.19
                              13.14
                              13.14
                              13.14
                              13.19
                              13.27
                              13.22
                              13.29
                              13.28
                              13.27
                              13.27
                              13.45
                              13.52
                              13.64
                              13.71
                              13.72
                              13.62
                              13.53
                              13.65
                              13.76
                              13.75
                              13.58
                              13.53
                              13.6
                              13.67
                              13.81
                              13.86
                              13.74
                              13.77
                              13.76
                              13.73
                              13.77
                              13.75
                              13.73
                              13.73
                              13.67
                              13.67
                              13.64
                              13.75
                              13.7
                              13.67
                              13.74
                              13.74
                              13.72
                              13.86
                              13.73
                              13.73
                              13.68
                              13.58
                              13.61
                              13.78
                              13.78
                              13.72
                              13.6
                              13.64
                              13.7
                              13.61
                              13.7
                              13.7
                              13.65
                              13.51
                              13.67
                              13.75
                              13.72
                              13.7
                              13.77
                              13.8
                              13.86
                              13.83
                              13.7
                              13.72
                              13.69
                              13.81
                              13.68
                              13.68
                              13.92
                              13.9
                              13.89
                              13.95
                              13.95
                              13.75
                              13.74
                              13.8
                              13.86
                              13.71
                              13.79
                              13.85
                              13.75
                              13.7
                              13.75
                              13.7
                              13.64
                              13.64
                              13.68
                              13.57
                              13.68
                              13.68
                              13.5
                              13.38
                              13.31
                              13.23
                              13.17
                              13.17
                              13.11
                              13.1
                              13.13
                              12.96
                              13.06
                              12.96
                              13.2
                              12.98
                              12.96
                              13
                              13
                              13
                              13.06
                              13.23
                              13.4
                              13.7
                              13.51
                              13.51
                              13.55
                              13.73
                              13.47
                              13.47
                              13.31
                              13.35
                              13.25
                              13.21
                              13.23
                              13.2
                              13.2
                              13.35
                              13.31
                              13.42
                              13.28
6/30/06                       13.37


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.37
------------------------------------
Common Share
Net Asset Value               $14.07
------------------------------------
Premium/(Discount) to NAV     -4.98%
------------------------------------
Market Yield                   5.16%
------------------------------------
Taxable-Equivalent Yield1      7.17%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $54,625
------------------------------------
Average Effective
Maturity on Securities (Years) 17.76
------------------------------------
Leverage-Adjusted Duration      7.76
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -1.43%         0.03%
------------------------------------
Since
Inception       2.18%         4.98%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         46.5%
------------------------------------
Water and Sewer                13.8%
------------------------------------
Education and Civic
   Organizations               10.0%
------------------------------------
Health Care                     8.3%
------------------------------------
Transportation                  7.3%
------------------------------------
U.S. Guaranteed                 6.5%
------------------------------------
Other                           7.6%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM



THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND
NUVEEN INSURED FLORIDA TAX-FREE ADVANTAGE MUNICIPAL FUND

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Florida Investment Quality Municipal Fund, Nuveen Florida Quality Income Municipal Fund, Nuveen Insured Florida Premium Income Municipal Fund and Nuveen Insured Florida Tax-Free Advantage Municipal Fund (the Funds) as of June 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Florida Investment Quality Municipal Fund, Nuveen Florida Quality Income Municipal Fund, Nuveen Insured Florida Premium Income Municipal Fund and Nuveen Insured Florida Tax-Free Advantage Municipal Fund at June 30, 2006, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
August 9, 2006

                        Nuveen Florida Investment Quality Municipal Fund (NQF)
                        Portfolio of
                                INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.1% (1.4% OF TOTAL INVESTMENTS)

$       5,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $    5,091,250
                 Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 4.0% (2.6% OF TOTAL INVESTMENTS)

        1,295   Broward County Educational Facilities Authority, Florida,             4/14 at 100.00         AAA          1,377,051
                 Revenue Bonds, Nova Southeastern University, Series 2004A,
                 5.250%, 4/01/16 - AMBAC Insured

        2,000   Broward County Educational Facilities Authority, Florida,             4/14 at 100.00         BBB          2,057,080
                 Revenue Bonds, Nova Southeastern University, Series 2004B,
                 5.625%, 4/01/34

                Miami-Dade County Educational Facilities Authority, Florida,
                Revenue Bonds, University of Miami, Series 2004A:
        2,290    5.000%, 4/01/19 - AMBAC Insured                                      4/14 at 100.00         AAA          2,376,997
        3,305    5.000%, 4/01/22 - AMBAC Insured                                      4/14 at 100.00         AAA          3,408,645

          575   Osceola County Industrial Development Authority, Florida,             8/11 at 101.00         AAA            585,689
                 Industrial Development Revenue Bonds, P.M. Wells Charter
                 School Project, Series 2001A, 5.000%, 8/01/23 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,465   Total Education and Civic Organizations                                                                   9,805,462
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 10.7% (7.0% OF TOTAL INVESTMENTS)

        1,000   Brevard County Health Facilities Authority, Florida, Revenue          4/16 at 100.00           A          1,000,150
                 Bonds, Health First Inc. Project, Series 2005, 5.000%, 4/01/34

        1,000   Halifax Hospital Medical Center, Florida, Revenue Bonds,              6/16 at 100.00         N/R          1,015,020
                 Series 2006, 5.250%, 6/01/26

        3,000   Highlands County Health Facilities Authority, Florida, Hospital      11/15 at 100.00          A+          3,000,930
                 Revenue Bonds, Adventist Health System, Series 2005B,
                 5.000%, 11/15/30

                Hillsborough County Industrial Development Authority, Florida,
                Hospital Revenue Bonds, Tampa General Hospital, Series 2003B:
        1,000    5.250%, 10/01/28                                                    10/13 at 100.00          A3          1,025,670
        2,330    5.250%, 10/01/34                                                    10/13 at 100.00          A3          2,385,943

        2,345   Leesburg, Florida, Hospital Revenue Bonds, Leesburg Regional          7/12 at 100.00        BBB+          2,395,605
                 Medical Center Project, Series 2002, 5.375%, 7/01/22

        3,000   Miami-Dade County Health Facility Authority, Florida, Hospital        8/11 at 101.00         AAA          3,066,210
                 Revenue Refunding Bonds, Miami Children's Hospital,
                 Series 2001A, 5.125%, 8/15/26 - AMBAC Insured

          550   North Broward Hospital District, Florida, Revenue and                 1/11 at 101.00          A-            577,967
                 Improvement Bonds, Series 2001, 6.000%, 1/15/31

                Palm Beach County Health Facilities Authority, Florida, Hospital
                Revenue Refunding Bonds, BRCH Corporation Obligated Group,
                Series 2001:
        3,410    5.500%, 12/01/21                                                    12/11 at 101.00           A          3,488,601
        2,340    5.625%, 12/01/31                                                    12/11 at 101.00           A          2,407,064

        5,375   South Broward Hospital District, Florida, Hospital Revenue            5/12 at 101.00         AA-          5,651,221
                 Bonds, Series 2002, 5.625%, 5/01/32

------------------------------------------------------------------------------------------------------------------------------------
       25,350   Total Health Care                                                                                        26,014,381
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.6% (1.0% OF TOTAL INVESTMENTS)

        1,090   Broward County Housing Finance Authority, Florida, Multifamily        5/10 at 101.00         AAA          1,114,089
                 Housing Revenue Bonds, Emerald Palms Apartments,
                 Series 2001A, 5.600%, 7/01/21 (Alternative Minimum Tax)

          135   Florida Housing Finance Agency, General Mortgage Revenue             12/06 at 100.00          AA            137,601
                 Refunding Bonds, Series 1992A, 6.400%, 6/01/24

        2,500   Florida Housing Finance Agency, Housing Revenue Bonds,                9/06 at 102.00         AAA          2,553,625
                 Mariner Club Apartments, Series 1996K-1, 6.375%, 9/01/36 -
                 AMBAC Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,725   Total Housing/Multifamily                                                                                 3,805,315
------------------------------------------------------------------------------------------------------------------------------------


                                       18

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.7% (0.5% OF TOTAL INVESTMENTS)

$         575   Florida Housing Finance Agency, Homeowner Mortgage Revenue            1/07 at 102.00          AA     $      577,996
                 Bonds, New Money and Refunding Issue, Series 1996-2,
                 6.350%, 7/01/28 (Alternative Minimum Tax)

        1,200   Florida Housing Finance Agency, Homeowner Mortgage Revenue            7/07 at 102.00         AAA          1,221,072
                 Bonds, Series 1997-2, 5.900%, 7/01/29 - MBIA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,775   Total Housing/Single Family                                                                               1,799,068
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.9% (1.2% OF TOTAL INVESTMENTS)

        1,750   Palm Beach County Health Facilities Authority, Florida,              11/06 at 102.00        BBB+          1,784,265
                 Retirement Community Revenue Bonds, Adult Communities
                 Total Services Inc. Obligated Group, Series 1996,
                 5.625%, 11/15/20

                St. John's County Industrial Development Authority, Florida,
                First Mortgage Revenue Bonds, Presbyterian Retirement
                Communities, Series 2004A:
        1,125    5.850%, 8/01/24                                                      8/14 at 101.00         N/R          1,184,265
        1,565    5.625%, 8/01/34                                                      8/14 at 101.00         N/R          1,587,583

------------------------------------------------------------------------------------------------------------------------------------
        4,440   Total Long-Term Care                                                                                      4,556,113
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 2.4% (1.6% OF TOTAL INVESTMENTS)

        5,400   Hillsborough County Industrial Development Authority, Florida,        4/10 at 101.00         N/R          5,932,170
                 Exempt Facilities Remarketed Revenue Bonds, National
                 Gypsum Company, Apollo Beach Project, Series 2000B,
                 7.125%, 4/01/30 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 10.5% (6.9% OF TOTAL INVESTMENTS)

        1,920   Florida Department of Transportation, Full Faith and Credit           7/14 at 101.00         AAA          2,043,168
                 Right-of-Way Acquisition and Bridge Construction Bonds,
                 Series 2004A, 5.250%, 7/01/19

        1,500   Florida State Board of Education, Full Faith and Credit Public        6/12 at 101.00         AAA          1,544,115
                 Education Capital Outlay Bonds, Series 2002F,
                 5.000%, 6/01/22 - MBIA Insured

        2,080   Florida State Board of Education, Full Faith and Credit Public        6/13 at 100.00         AAA          2,154,173
                 Education Capital Outlay Bonds, Series 2003J, 5.000%, 6/01/21 -
                 AMBAC Insured

        9,230   Florida State Board of Education, Full Faith and Credit,              6/11 at 101.00         AAA          9,447,090
                 Public Education Capital Outlay Bonds, Series 2001C,
                 5.125%, 6/01/31 - FGIC Insured

        8,000   Florida State Board of Education, Full Faith and Credit,              6/12 at 100.00         AAA          8,517,200
                 Public Education Capital Outlay Refunding Bonds,
                 Series 2002D, 5.375%, 6/01/16

        1,750   Reedy Creek Improvement District, Orange and Osceola                  4/14 at 100.00         AAA          1,809,517
                 Counties, Florida, General Obligation Bonds, Series 2004A,
                 5.000%, 6/01/20 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       24,480   Total Tax Obligation/General                                                                             25,515,263
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 41.2% (27.0% OF TOTAL INVESTMENTS)

        5,625   Broward County School Board, Florida, Certificates of                 7/14 at 100.00         AAA          5,942,644
                 Participation, Series 2004C, 5.250%, 7/01/18 - FSA Insured

        1,665   Collier County, Florida, Capital Improvement Revenue Bonds,          10/14 at 100.00         AAA          1,716,532
                 Series 2005, 5.000%, 10/01/23 - MBIA Insured

        1,000   Escambia County, Florida, Sales Tax Revenue Refunding Bonds,         10/12 at 101.00         AAA          1,032,460
                 Series 2002, 5.000%, 10/01/21 - AMBAC Insured

        1,280   Florida Intergovernmental Finance Commission, Capital                 8/11 at 100.00         Aaa          1,314,317
                 Revenue Bonds, Daytona Beach Community Redevelopment
                 Agency, Series 2001C-1, 5.000%, 2/01/20 - AMBAC Insured

        1,685   Florida Municipal Loan Council, Revenue Bonds, Series 2003A,          5/13 at 100.00         AAA          1,734,000
                 5.000%, 5/01/22 - MBIA Insured

        5,000   Florida Ports Financing Commission, Revenue Bonds, State              6/07 at 101.00         AAA          5,095,600
                 Transportation Trust Fund, Series 1996, 5.375%, 6/01/27 -
                 MBIA Insured (Alternative Minimum Tax)

        3,000   Florida State Department of Management Services, Certificates         8/15 at 101.00         AAA          3,084,870
                 of Participation, Series 2006A, 5.000%, 8/01/23 - MBIA Insured

        5,000   Hernando County, Florida, Revenue Bonds, Criminal Justice               No Opt. Call         AAA          6,337,000
                 Complex Financing Program, Series 1986, 7.650%, 7/01/16 -
                 FGIC Insured

        1,575   Hillsborough County, Florida, Community Investment Tax               11/13 at 101.00         AAA          1,620,864
                 Revenue Bonds, Series 2004, 5.000%, 5/01/24 - AMBAC Insured


                                       19

                        Nuveen Florida Investment Quality Municipal Fund (NQF) (continued)
                             Portfolio of INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,190   Hillsborough County, Florida, Revenue Refunding Bonds,               10/15 at 100.00         AAA     $    2,251,101
                 Tampa Bay Arena, Series 2005, 5.000%, 10/01/25 -
                 FGIC Insured

        5,015   Jacksonville, Florida, Better Jacksonville Sales Tax Revenue         10/13 at 100.00         AAA          5,296,642
                 Bonds, Series 2003, 5.250%, 10/01/21 - MBIA Insured

        2,000   Jacksonville, Florida, Guaranteed Entitlement Revenue                10/12 at 100.00         AAA          2,053,840
                 Refunding and Improvement Bonds, Series 2002,
                 5.000%, 10/01/22 - FGIC Insured

        2,195   Manatee County, Florida, Revenue Bonds, Series 2004,                 10/14 at 100.00         AAA          2,267,523
                 5.000%, 10/01/22 - FGIC Insured

                Miami-Dade County, Florida, Beacon Tradeport Community
                Development District, Special Assessment Bonds,
                Commercial Project, Series 2002A:
        2,275    5.250%, 5/01/16 - RAAI Insured                                       5/12 at 102.00          AA          2,400,011
        1,700    5.625%, 5/01/32 - RAAI Insured                                       5/12 at 102.00          AA          1,808,613

        1,000   Orange County School Board, Florida, Certificates of                  8/16 at 100.00         AAA          1,021,820
                 Participation, Series 2006A, 5.000%, 8/01/30 - FGIC Insured

                Orlando Community Redevelopment Agency, Florida, Tax Increment
                Revenue Bonds, Republic Drive-Universal Boulevard - I-4
                Interchange Project, Series 2002:
        1,375    5.125%, 4/01/19 - AMBAC Insured                                      4/12 at 100.00         AAA          1,433,603
        1,495    5.125%, 4/01/20 - AMBAC Insured                                      4/12 at 100.00         AAA          1,552,916
        1,225    5.125%, 4/01/21 - AMBAC Insured                                      4/12 at 100.00         AAA          1,274,490

                Osceola County, Florida, Transportation Revenue Bonds,
                Osceola Parkway, Series 2004:
        3,460    5.000%, 4/01/18 - MBIA Insured                                       4/14 at 100.00         Aaa          3,600,649
        3,660    5.000%, 4/01/21 - MBIA Insured                                       4/14 at 100.00         Aaa          3,779,609
        3,745    5.000%, 4/01/22 - MBIA Insured                                       4/14 at 100.00         Aaa          3,862,443
        2,000    5.000%, 4/01/23 - MBIA Insured                                       4/14 at 100.00         Aaa          2,058,760

        4,000   Palm Beach County School Board, Florida, Certificates of              8/12 at 100.00         AAA          4,053,200
                 Participation, Series 2002D, 5.000%, 8/01/28 - FSA Insured

        2,560   Palm Beach County School Board, Florida, Certificates of              8/14 at 100.00         AAA          2,624,051
                 Participation, Series 2004A, 5.000%, 8/01/23 - FGIC Insured

        4,490   Palm Beach County, Florida, Public Improvement Revenue                6/15 at 100.00         AAA          4,601,846
                 Bonds, Biomedical Research Park Project, Series 2005A,
                 5.000%, 6/01/25 - AMBAC Insured

                Pasco County School Board, Florida, Certificates of
                Participation, Series 2004A:
        1,000    5.000%, 8/01/19 - AMBAC Insured                                        No Opt. Call         AAA          1,032,510
        2,335    5.000%, 8/01/21 - AMBAC Insured                                      8/14 at 100.00         AAA          2,398,185

        2,500   Polk County School District, Florida, Sales Tax Revenue              10/14 at 100.00         AAA          2,659,800
                 Bonds, Series 2004, 5.250%, 10/01/18 - FSA Insured

        1,000   Sarasota County School Board, Florida, Certificates of                  No Opt. Call         Aaa          1,051,420
                 Participation, Series 2004, 5.000%, 7/01/15 - FGIC Insured

          650   Sonoma Bay Community Development District, Florida, Special           5/15 at 100.00         N/R            649,474
                 Assessment Bonds, Series 2005A, 5.450%, 5/01/36

        2,750   St. John's County, Florida, Transportation Improvement               10/13 at 100.00         AAA          2,830,658
                 Revenue Bonds, Series 2003, 5.000%, 10/01/23 -
                 AMBAC Insured

                Tampa Sports Authority, Hillsborough County, Florida, Sales
                Tax Payments Special Purpose Bonds, Stadium Project,
                Series 1995:
        1,250    5.750%, 10/01/20 - MBIA Insured                                        No Opt. Call         AAA          1,414,388
        2,835    5.750%, 10/01/25 - MBIA Insured                                        No Opt. Call         AAA          3,249,817

        8,605   Volusia County School Board, Florida, Sales Tax Revenue              10/12 at 100.00         AAA          9,192,894
                 Bonds, Series 2002, 5.375%, 10/01/15 - FSA Insured

        2,075   Volusia County, Florida, Gas Tax Revenue Bonds, Series 2004,         10/14 at 100.00         AAA          2,146,442
                 5.000%, 10/01/21 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       95,215   Total Tax Obligation/Limited                                                                            100,444,992
------------------------------------------------------------------------------------------------------------------------------------


                                       20

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 26.9% (17.7% OF TOTAL INVESTMENTS)

$      11,500   Broward County, Florida, Airport System Revenue Bonds,               10/11 at 101.00         AAA     $   11,785,200
                 Series 2001J-1, 5.250%, 10/01/26 - AMBAC Insured
                 (Alternative Minimum Tax)

        2,150   Broward County, Florida, Airport System Revenue Bonds,               10/14 at 100.00         AAA          2,201,686
                 Series 2004L, 5.000%, 10/01/23 - AMBAC Insured

        3,500   Dade County, Florida, Aviation Revenue Bonds, Series 1996A,          10/06 at 102.00         AAA          3,582,985
                 5.750%, 10/01/26 - MBIA Insured (Alternative Minimum Tax)

       12,000   Greater Orlando Aviation Authority, Florida, Airport Facilities      10/09 at 101.00         AAA         12,108,000
                 Revenue Bonds, Series 1999A, 5.125%, 10/01/28 -
                 FGIC Insured (Alternative Minimum Tax)

        4,000   Greater Orlando Aviation Authority, Florida, Airport Facilities      10/12 at 100.00         AAA          4,085,440
                 Revenue Bonds, Series 2002B, 5.125%, 10/01/21 -
                 FSA Insured (Alternative Minimum Tax)

        2,590   Hillsborough County Aviation Authority, Florida, Revenue             10/06 at 102.00         AAA          2,653,300
                 Bonds, Tampa International Airport, Series 1996A,
                 6.000%, 10/01/23 - FGIC Insured (Alternative Minimum Tax)

        2,500   Lee County, Florida, Airport Revenue Bonds, Series 2006,             10/15 at 100.00         AAA          2,537,750
                 5.000%, 10/01/33 - FSA Insured

        2,090   Lee County, Florida, Transportation Facilities Revenue Bonds,        10/14 at 100.00         AAA          2,173,663
                 Series 2004B, 5.000%, 10/01/19  - AMBAC Insured

                Miami-Dade County Expressway Authority, Florida, Toll System
                Revenue Bonds, Series 2004B:
        4,135    5.000%, 7/01/19 - FGIC Insured                                       7/14 at 100.00         AAA          4,290,931
        6,690    5.000%, 7/01/20 - FGIC Insured                                       7/14 at 100.00         AAA          6,924,083

        1,750   Miami-Dade County Industrial Development Authority, Florida,         10/09 at 101.00         AAA          1,861,318
                 Industrial Development Revenue Bonds, Airis Miami II LLC -
                 Miami International Airport, Series 1999, 6.000%, 10/15/25 -
                 AMBAC Insured (Alternative Minimum Tax)

        5,390   Miami-Dade County, Florida, Aviation Revenue Bonds,                  10/12 at 100.00         AAA          5,769,887
                 Miami International Airport, Series 2002, 5.750%, 10/01/18 -
                 FGIC Insured (Alternative Minimum Tax)

        5,360   Tampa-Hillborough County Expressway Authority, Florida,               7/15 at 101.00         AAA          5,673,614
                 Revenue Bonds, Series 2005, 5.000%, 7/01/16 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       63,655   Total Transportation                                                                                     65,647,857
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 22.4% (14.7% OF TOTAL INVESTMENTS) (4)

        7,225   Dade County, Florida, Special Obligation and Refunding Bonds,         10/08 at 48.83         AAA          3,234,199
                 Series 1996B, 0.000%, 10/01/20 (Pre-refunded 10/01/08) -
                 AMBAC Insured

       20,000   Escambia County Health Facilities Authority, Florida, Revenue        11/09 at 101.00         AAA         21,424,997
                 Bonds, Ascension Health Credit Group, Series 1999A-2,
                 6.000%, 11/15/31 (Pre-refunded 11/15/09)

        4,600   Highlands County Health Facilities Authority, Florida,               11/11 at 101.00      A+ (4)          5,062,714
                 Hospital Revenue Bonds, Adventist Health System/Sunbelt
                 Obligated Group, Series 2001A, 6.000%, 11/15/31
                 (Pre-refunded 11/15/11)

        5,450   North Broward Hospital District, Florida, Revenue and                 1/11 at 101.00      A- (4)          5,942,353
                 Improvement Bonds, Series 2001, 6.000%, 1/15/31
                 (Pre-refunded 1/15/11)

        6,000   Orange County Health Facilities Authority, Florida, Hospital         11/10 at 101.00      A+ (4)          6,626,340
                 Revenue Bonds, Adventist Health System/Sunbelt Obligated
                 Group, Series 2000, 6.500%, 11/15/30 (Pre-refunded 11/15/10)

        3,695   Orange County Health Facilities Authority, Florida, Hospital         12/12 at 100.00       A (4)          4,026,774
                 Revenue Bonds, Orlando Regional Healthcare System,
                 Series 2002, 5.750%, 12/01/27 (Pre-refunded 12/01/12)

        4,000   Pinellas County Health Facilities Authority, Florida, Revenue         5/13 at 100.00      A1 (4)          4,329,840
                 Bonds, Baycare Health System, Series 2003, 5.500%, 11/15/33
                 (Pre-refunded 5/15/13)

        3,570   Seminole County, Florida, Water and Sewer Revenue                       No Opt. Call         AAA          4,071,478
                 Refunding and Improvement Bonds, Series 1992,
                 6.000%, 10/01/19 - MBIA Insured (ETM)

------------------------------------------------------------------------------------------------------------------------------------
       54,540   Total U.S. Guaranteed                                                                                    54,718,695
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 14.5% (9.5% OF TOTAL INVESTMENTS)

        1,000   Florida Municipal Power Agency, Power Supply Revenue                    No Opt. Call         Aaa          1,048,580
                 Bonds, All Requirements Project, Series 2006A,
                 5.000%, 10/01/11 - FSA Insured

        4,330   Hillsborough County Industrial Development Authority, Florida,       10/12 at 100.00        Baa2          4,420,454
                 Pollution Control Revenue Bonds, Tampa Electric Company
                 Project, Series 2002, 5.100%, 10/01/13


                                       21

                        Nuveen Florida Investment Quality Municipal Fund (NQF) (continued)
                             Portfolio of INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       1,050   Jacksonville Beach, Florida, Utility Revenue Refunding Bonds,        10/10 at 100.00         Aaa     $    1,084,818
                 Series 2002, 5.000%, 4/01/17 - AMBAC Insured

        4,250   Lakeland, Florida, Energy System Revenue Refunding Bonds,               No Opt. Call         AAA          4,657,745
                 Series 1999C, 6.050%, 10/01/11 - FGIC Insured

        5,000   Orlando Utilities Commission, Florida, Water and Electric               No Opt. Call         Aa1          5,397,300
                 Revenue Refunding Bonds, Series 1992, 6.000%, 10/01/10

        7,345   Orlando Utilities Commission, Florida, Water and Electric            10/11 at 101.00         Aa1          7,769,394
                 Revenue Refunding Bonds, Series 2001, 5.250%, 10/01/18

        5,000   Orlando Utilities Commission, Florida, Water and Electric            10/12 at 100.00         Aa1          5,289,950
                 Revenue Refunding Bonds, Series 2002C, 5.250%, 10/01/18

        5,550   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/12 at 101.00         AAA          5,736,203
                 Series 2002II, 5.125%, 7/01/26 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       33,525   Total Utilities                                                                                          35,404,444
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 13.6% (8.9% OF TOTAL INVESTMENTS)

        3,310   Cocoa, Florida, Water and Sewerage System Revenue                       No Opt. Call         AAA          3,703,956
                 Refunding Bonds, Series 2003, 5.500%, 10/01/23 -
                 AMBAC Insured

                Hollywood, Florida, Water and Sewer Revenue Refunding and
                Improvement Bonds, Series 2003:
        2,000    5.000%, 10/01/19 - FSA Insured                                      10/13 at 100.00         Aaa          2,076,840
        3,390    5.000%, 10/01/21 - FSA Insured                                      10/13 at 100.00         Aaa          3,500,039

        1,000   Jacksonville, Florida, Water and Sewer Revenue Bonds,                 8/06 at 101.00         AAA          1,021,800
                 United Water Florida Project, Series 1995, 6.350%, 8/01/25 -
                 AMBAC Insured (Alternative Minimum Tax)

        1,525   Lee County, Florida, Water and Sewer Revenue Refunding               10/13 at 100.00         Aaa          1,579,748
                 Bonds, Series 2003A, 5.000%, 10/01/20 - MBIA Insured

        8,300   Miami-Dade County, Florida, Water and Sewer System Revenue           10/09 at 101.00         AAA          8,408,315
                 Bonds, Series 1999A, 5.000%, 10/01/29 - FGIC Insured

        1,175   Naples, Florida, Water and Sewer Revenue Bonds,                       9/12 at 100.00         Aa2          1,231,412
                 Series 2002, 5.000%, 9/01/14

        2,060   Polk County, Florida, Utility System Revenue Bonds,                  10/13 at 100.00         Aaa          2,173,465
                 Series 2003, 5.250%, 10/01/22 - FGIC Insured

        2,780   Riviera Beach, Palm Beach County, Florida, Water and                 10/14 at 100.00         Aaa          2,856,422
                 Sewerage Revenue Bonds, Series 2004, 5.000%, 10/01/24 -
                 FGIC Insured

        2,275   Sarasota County, Florida, Utility System Revenue Bonds,              10/15 at 100.00         AAA          2,335,015
                 Series 2005A, 5.000%, 10/01/27 - FGIC Insured


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       1,680   Seminole County, Florida, Water and Sewer Revenue                       No Opt. Call         AAA     $    1,897,745
                 Refunding and Improvement Bonds, Series 1992,
                 6.000%, 10/01/19 - MBIA Insured

                Winter Springs, Florida, Water and Sewer Revenue Refunding
                Bonds, Series 2001:
          700    5.250%, 4/01/16 - MBIA Insured                                       4/11 at 101.00         AAA            740,110
        1,585    5.000%, 4/01/20 - MBIA Insured                                       4/11 at 101.00         AAA          1,631,551

------------------------------------------------------------------------------------------------------------------------------------
       31,780   Total Water and Sewer                                                                                    33,156,418
------------------------------------------------------------------------------------------------------------------------------------
$     358,350   Total Investments (cost $357,623,352) - 152.5%                                                          371,891,428
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                      4,021,685
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.1)%                                                       (132,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 243,913,113
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                   N/R   Not rated.

                 (ETM)   Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Florida Quality Income Municipal Fund (NUF)
                        Portfolio of
                                INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 8.6% (5.6% OF TOTAL INVESTMENTS)

                Broward County Educational Facilities Authority, Florida, Revenue
                Bonds, Nova Southeastern University, Series 2004B:
$       1,000    5.500%, 4/01/24                                                      4/14 at 100.00         BBB     $    1,031,600
          500    5.625%, 4/01/34                                                      4/14 at 100.00         BBB            514,270

        4,965   Florida Board of Education, Lottery Revenue Bonds,                    7/11 at 101.00         AAA          5,116,681
                 Series 2001B, 5.000%, 7/01/20 - FGIC Insured

        2,580   Florida State Education System, Housing Facility Revenue                No Opt. Call         AAA          2,727,137
                 Bonds, Florida International University, Series 2004A,
                 5.000%, 7/01/14 - MBIA Insured

        2,345   FSU Financial Assistance Inc., Florida, General Revenue Bonds,       10/14 at 100.00         AAA          2,456,223
                 Educational and Athletic Facilities Improvements,
                 Series 2004, 5.000%, 10/01/16 - AMBAC Insured

        3,905   Miami-Dade County Educational Facilities Authority, Florida,          4/14 at 100.00         AAA          4,042,964
                 Revenue Bonds, University of Miami, Series 2004A,
                 5.000%, 4/01/20 - AMBAC Insured

        2,275   University of Central Florida, Certificates of Participation,        10/14 at 100.00         AAA          2,355,308
                 Athletic Association, Series 2004A, 5.125%, 10/01/21 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       17,570   Total Education and Civic Organizations                                                                  18,244,183
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 15.1% (9.9% OF TOTAL INVESTMENTS)

        1,000   Brevard County Health Facilities Authority, Florida, Revenue          4/16 at 100.00           A          1,000,150
                 Bonds, Health First Inc. Project, Series 2005, 5.000%, 4/01/34

        1,500   Citrus County Hospital Board, Florida, Revenue Refunding              8/13 at 100.00        Baa3          1,604,175
                 Bonds, Citrus Memorial Hospital, Series 2002, 6.375%, 8/15/32

        1,000   Halifax Hospital Medical Center, Florida, Revenue Bonds,              6/16 at 100.00         N/R          1,015,020
                 Series 2006, 5.250%, 6/01/26

        1,000   Highlands County Health Facilities Authority, Florida, Hospital      11/15 at 100.00          A+            997,800
                 Revenue Bonds, Adventist Health System, Series 2005C,
                 5.000%, 11/15/31

                Hillsborough County Industrial Development Authority, Florida,
                Hospital Revenue Bonds, Tampa General Hospital, Series 2003B:
          500    5.250%, 10/01/28                                                    10/13 at 100.00          A3            512,835
        1,590    5.250%, 10/01/34                                                    10/13 at 100.00          A3          1,628,176

        2,000   Hillsborough County Industrial Development Authority,                10/13 at 100.00          A3          2,058,120
                 Florida, Hospital Revenue Refunding Bonds, Tampa General
                 Hospital, Series 2003A, 5.250%, 10/01/24

        8,500   Jacksonville Economic Development Commission, Florida,               11/11 at 101.00          AA          8,881,310
                 Healthcare Facilities Revenue Bonds, Mayo Clinic,
                 Series 2001A, 5.500%, 11/15/36

        3,430   Leesburg, Florida, Hospital Revenue Refunding Bonds,                    No Opt. Call        BBB+          3,499,458
                 Leesburg Regional Medical Center Project, Series 2003,
                 5.000%, 7/01/12

          825   North Broward Hospital District, Florida, Revenue and                 1/11 at 101.00          A-            866,951
                 Improvement Bonds, Series 2001, 6.000%, 1/15/31

        5,000   Orange County Health Facilities Authority, Florida, Hospital         11/12 at 101.00          A+          5,213,850
                 Revenue Bonds, Adventist Health System/Sunbelt Obligated
                 Group, Series 2002, 5.250%, 11/15/18

        4,625   South Broward Hospital District, Florida, Hospital Revenue            5/12 at 101.00         AA-          4,862,679
                 Bonds, Series 2002, 5.625%, 5/01/32

------------------------------------------------------------------------------------------------------------------------------------
       30,970   Total Health Care                                                                                        32,140,524
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 9.4% (6.1% OF TOTAL INVESTMENTS)

                Broward County Housing Finance Authority, Florida, GNMA
                Collateralized Multifamily Housing Revenue Refunding Bonds,
                Tamarac Pointe Apartments, Series 1996:
        1,500    6.250%, 7/01/26                                                      7/06 at 102.00         AAA          1,531,425
        1,000    6.300%, 1/01/32                                                      7/06 at 102.00         AAA          1,020,810

          120   Florida Housing Finance Agency, General Mortgage Revenue             12/06 at 100.00          AA            122,312
                 Refunding Bonds, Series 1992A, 6.400%, 6/01/24


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$       1,000   Florida Housing Finance Agency, Housing Revenue Bonds,               10/06 at 101.00         AAA     $    1,012,380
                 Holly Cove Apartments, Series 1995F, 6.150%, 10/01/25 -
                 AMBAC Insured (Alternative Minimum Tax)

        5,790   Florida Housing Finance Corporation, FNMA Revenue Bonds,             10/10 at 102.00         Aaa          6,019,921
                 Villa de Mallorca Apartments, Series 2000H-1,
                 6.000%, 7/01/33 (Alternative Minimum Tax)

        3,170   Florida Housing Finance Corporation, Housing Revenue                 12/08 at 102.00          A+          3,169,429
                 Refunding Bonds, Hunters Ridge at Deerwood Apartments,
                 Series 1998-0, 5.300%, 12/01/28

        3,630   Miami-Dade County Housing Finance Authority, Florida,                 1/11 at 102.00         AAA          3,772,296
                 Multifamily Housing Revenue Bonds, Sunset Bay Apartments,
                 Series 2000-5A, 5.950%, 7/01/30 - FSA Insured
                 (Alternative Minimum Tax)

        3,240   Pinellas County Housing Finance Authority, Florida, Multifamily       1/08 at 100.00         AAA          3,283,027
                 Housing Revenue Bonds, Emerald Bay Apartments,
                 Series 1998A, 5.000%, 4/01/28 (Mandatory put 4/01/08)
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       19,450   Total Housing/Multifamily                                                                                19,931,600
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.7% (0.6% OF TOTAL INVESTMENTS)

          670   Broward County Housing Finance Authority, Florida,                     4/10 at 25.36         Aaa            136,090
                 Single Family Mortgage Revenue Bonds, Series 2001C,
                 0.000%, 4/01/33 (Alternative Minimum Tax)

          510   Broward County Housing Finance Authority, Florida,                     4/09 at 25.51         Aaa            106,927
                 Single Family Mortgage Revenue Refunding Bonds,
                 Series 2000B, 0.000%, 4/01/29 (Alternative Minimum Tax)

          310   Florida Housing Finance Agency, GNMA Collateralized                     No Opt. Call         AAA            326,005
                 Home Ownership Revenue Refunding Bonds, Series 1987G-1,
                 8.595%, 11/01/17

          135   Lee County Housing Finance Authority, Florida, Single Family          3/07 at 105.00         Aaa            135,726
                 Mortgage Revenue Bonds, Multi-County Program,
                 Series 1997A, Subseries 1, 7.200%, 3/01/27
                 (Alternative Minimum Tax)

           45   Miami-Dade County Housing Authority, Florida,                         4/08 at 101.50         Aaa             45,974
                 Home Owner Mortgage Revenue Bonds, Series 1999A-1,
                 5.550%, 10/01/19 (Alternative Minimum Tax)

          780   Orange County Housing Finance Authority, Florida,                    10/06 at 102.00         AAA            794,110
                 Single Family Mortgage Revenue Bonds, Series 1996A,
                 6.300%, 4/01/28 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,450   Total Housing/Single Family                                                                               1,544,832
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 5.7% (3.7% OF TOTAL INVESTMENTS)

        7,285   Atlantic Beach, Florida, Healthcare Facilities Revenue               10/09 at 101.00           A          7,552,942
                 Refunding Bonds, Fleet Landing Project, Series 1999,
                 5.750%, 10/01/18 - ACA Insured

        1,750   Palm Beach County Health Facilities Authority, Florida,              11/06 at 102.00        BBB+          1,784,265
                 Retirement Community Revenue Bonds, Adult Communities
                 Total Services Inc. Obligated Group, Series 1996,
                 5.625%, 11/15/20

                St. John's County Industrial Development Authority, Florida,
                First Mortgage Revenue Bonds, Presbyterian Retirement
                Communities, Series 2004A:
        1,125    5.850%, 8/01/24                                                      8/14 at 101.00         N/R          1,184,265
        1,570    5.625%, 8/01/34                                                      8/14 at 101.00         N/R          1,592,655

------------------------------------------------------------------------------------------------------------------------------------
       11,730   Total Long-Term Care                                                                                     12,114,127
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 2.4% (1.6% OF TOTAL INVESTMENTS)

        4,600   Hillsborough County Industrial Development Authority,                 4/10 at 101.00         N/R          5,053,330
                 Florida, Exempt Facilities Remarketed Revenue Bonds,
                 National Gypsum Company, Apollo Beach Project,
                 Series 2000B, 7.125%, 4/01/30 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 9.3% (6.1% OF TOTAL INVESTMENTS)

       15,925   Florida State Board of Education, Full Faith and Credit Public        6/12 at 101.00         AAA         16,474,729
                 Education Capital Outlay Bonds, Series 2002B,
                 5.000%, 6/01/20 - MBIA Insured

        3,240   Reedy Creek Improvement District, Orange and Osceola                  4/14 at 100.00         AAA          3,337,330
                 Counties, Florida, General Obligation Bonds, Series 2004A,
                 5.000%, 6/01/22 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       19,165   Total Tax Obligation/General                                                                             19,812,059
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 45.4% (29.7% OF TOTAL INVESTMENTS)

        1,000   Alachua County School Board, Florida, Certificates of                 7/11 at 101.00         Aaa          1,024,460
                 Participation, Series 2001, 5.000%, 7/01/21 - AMBAC Insured


                                       25

                        Nuveen Florida Quality Income Municipal Fund (NUF) (continued)
                             Portfolio of INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,055   Bay County School Board, Florida, Certificates of Participation,      7/14 at 100.00         Aaa     $    1,079,086
                 Series 2004, 5.000%, 7/01/24 - AMBAC Insured

        3,870   Broward County School Board, Florida, Certificates of                 7/14 at 100.00         AAA          4,080,528
                 Participation, Series 2004C, 5.250%, 7/01/20 - FSA Insured

        1,500   Collier County, Florida, Capital Improvement Revenue Bonds,          10/14 at 100.00         AAA          1,546,425
                 Series 2005, 5.000%, 10/01/23 - MBIA Insured

        1,290   Escambia County, Florida, Tourist Development Revenue                10/12 at 100.00         AAA          1,338,388
                 Refunding Bonds, Series 2002, 5.000%, 10/01/18 - MBIA Insured

        8,425   Florida Department of Environmental Protection, Florida               7/13 at 101.00         AAA          8,777,334
                 Forever Revenue Bonds, Series 2003C, 5.000%, 7/01/19 -
                 AMBAC Insured

                Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
        1,040    0.000%, 11/01/25 - MBIA Insured                                        No Opt. Call         AAA            402,511
        1,590    0.000%, 11/01/26 - MBIA Insured                                        No Opt. Call         AAA            583,578

        3,000   Florida State Department of Management Services, Certificates         8/15 at 101.00         AAA          3,084,870
                 of Participation, Series 2006A, 5.000%, 8/01/23 - MBIA Insured

        1,430   Jacksonville, Florida, Better Jacksonville Sales Tax Revenue         10/11 at 100.00         AAA          1,466,251
                 Bonds, Series 2001, 5.000%, 10/01/23 - AMBAC Insured

        2,090   Jacksonville, Florida, Better Jacksonville Sales Tax Revenue         10/13 at 100.00         AAA          2,153,912
                 Bonds, Series 2003, 5.000%, 10/01/22 - MBIA Insured

        3,145   Jacksonville, Florida, Excise Taxes Revenue Refunding Bonds,         10/13 at 100.00         AAA          3,280,455
                 Series 2003C, 5.250%, 10/01/18 - MBIA Insured
                 (Alternative Minimum Tax)

        2,230   Jacksonville, Florida, Guaranteed Entitlement Revenue                10/12 at 100.00         AAA          2,294,692
                 Refunding and Improvement Bonds, Series 2002,
                 5.000%, 10/01/21 - FGIC Insured

        2,750   Jacksonville, Florida, Local Government Sales Tax Revenue            10/12 at 100.00         AAA          2,931,335
                 Refunding and Improvement Bonds, Series 2002,
                 5.375%, 10/01/17 - FGIC Insured

        1,000   Jacksonville, Florida, Local Government Sales Tax Revenue               No Opt. Call         AAA          1,092,360
                 Refunding Bonds, Series 2001, 5.500%, 10/01/14 - FGIC Insured

                Lake County School Board, Florida, Certificates of Participation,
                Series 2004A:
        1,190    5.000%, 7/01/20 - AMBAC Insured                                      7/14 at 100.00         AAA          1,226,795
        1,340    5.000%, 7/01/22 - AMBAC Insured                                      7/14 at 100.00         AAA          1,375,992
        1,470    5.000%, 7/01/24 - AMBAC Insured                                      7/14 at 100.00         AAA          1,503,560

        2,220   Lee County, Florida, Local Option Gas Tax Revenue Bonds,             10/14 at 100.00         Aaa          2,297,989
                 Series 2004, 5.000%, 10/01/19 - FGIC Insured

        5,130   Manatee County School District, Florida, Sales Tax Revenue           10/13 at 100.00         AAA          5,356,233
                 Bonds, Series 2003, 5.000%, 10/01/17 - AMBAC Insured

                Miami-Dade County, Florida, Beacon Tradeport Community
                Development District, Special Assessment Bonds,
                Commercial Project, Series 2002A:
        1,975    5.500%, 5/01/22 - RAAI Insured                                       5/12 at 102.00          AA          2,098,043
          850    5.625%, 5/01/32 - RAAI Insured                                       5/12 at 102.00          AA            904,307

        2,475   Northern Palm Beach County Improvement District, Florida,             8/10 at 102.00          AA          2,679,385
                 Revenue Bonds, Water Control and Improvement Development
                 Unit 19, Series 2000, 6.100%, 8/01/21 - RAAI Insured

        2,000   Opa-Locka, Florida, Capital Improvement Revenue Bonds,                7/06 at 100.00         AAA          2,003,660
                 Series 1994, 6.125%, 1/01/24 - FGIC Insured

        2,440   Orange County School Board, Florida, Certificates of                  8/14 at 100.00         Aaa          2,506,026
                 Participation, Series 2004A, 5.000%, 8/01/22 - AMBAC Insured

        8,000   Orange County School Board, Florida, Certificates of                  8/16 at 100.00         AAA          8,174,560
                 Participation, Series 2006A, 5.000%, 8/01/30 - FGIC Insured

                Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A:
        3,265    5.125%, 1/01/20 - FGIC Insured                                       1/13 at 100.00         AAA          3,397,233
        3,400    5.125%, 1/01/23 - FGIC Insured                                       1/13 at 100.00         AAA          3,528,758

        1,000   Orlando Community Redevelopment Agency, Florida,                      4/12 at 100.00         AAA          1,042,620
                 Tax Increment Revenue Bonds, Republic Drive-Universal
                 Boulevard - I-4 Interchange Project, Series 2002,
                 5.125%, 4/01/19 - AMBAC Insured


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,040   Palm Beach County School Board, Florida, Certificates of              8/12 at 100.00         AAA     $    2,139,838
                 Participation, Series 2002D, 5.250%, 8/01/21 - FSA Insured

                Palm Beach County School Board, Florida, Certificates of
                Participation, Series 2004A:
        1,000    5.000%, 8/01/20 - FGIC Insured                                       8/14 at 100.00         AAA          1,031,150
        1,500    5.000%, 8/01/22 - FGIC Insured                                       8/14 at 100.00         AAA          1,540,590

        1,000   Pasco County, Florida, Sales Tax Revenue Bonds, Series 2003,         12/13 at 100.00         Aaa          1,045,000
                 5.000%, 12/01/17 - AMBAC Insured

        2,355   Plantation, Florida, Non-Ad Valorem Revenue Refunding and             8/13 at 100.00         Aaa          2,444,160
                 Improvement Bonds, Series 2003, 5.000%, 8/15/19 - FSA Insured

        1,350   Port St. Lucie, Florida, Sales Tax Revenue Bonds, Series 2003,        9/13 at 100.00         AAA          1,393,389
                 5.000%, 9/01/21 - MBIA Insured

       11,815   Volusia County School Board, Florida, Sales Tax Revenue Bonds,       10/12 at 100.00         AAA         12,622,201
                 Series 2002, 5.375%, 10/01/14 - FSA Insured

        1,000   Volusia County, Florida, Tax Revenue Bonds, Tourist                  12/14 at 100.00         Aaa          1,029,380
                 Development, Series 2004, 5.000%, 12/01/24 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       94,230   Total Tax Obligation/Limited                                                                             96,477,054
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 25.9% (16.9% OF TOTAL INVESTMENTS)

        2,225   Broward County, Florida, Airport System Revenue Bonds,               10/11 at 101.00         AAA          2,282,583
                 Series 2001J-1, 5.250%, 10/01/21 - AMBAC Insured
                 (Alternative Minimum Tax)

       12,000   Dade County, Florida, Aviation Revenue Bonds, Series 1996A,          10/06 at 102.00         AAA         12,284,520
                 5.750%, 10/01/26 - MBIA Insured (Alternative Minimum Tax)

        3,500   Greater Orlando Aviation Authority, Florida, Airport Facilities      10/07 at 101.00         AAA          3,560,550
                 Revenue Bonds, Series 1997, 5.250%, 10/01/23 - FGIC Insured
                 (Alternative Minimum Tax)

        4,000   Greater Orlando Aviation Authority, Florida, Airport Facilities      10/12 at 100.00         AAA          4,085,440
                 Revenue Bonds, Series 2002B, 5.125%, 10/01/21 -
                 FSA Insured (Alternative Minimum Tax)

        1,800   Jacksonville Port Authority, Florida, Port Facilities Revenue        11/06 at 102.00         AAA          1,844,100
                 Bonds, Series 1996, 5.625%, 11/01/18 - MBIA Insured
                 (Alternative Minimum Tax)

        2,500   Lee County, Florida, Airport Revenue Bonds, Series 2006,             10/15 at 100.00         AAA          2,537,750
                 5.000%, 10/01/33 - FSA Insured

        1,000   Lee County, Florida, Transportation Facilities Revenue Bonds,           No Opt. Call         AAA          1,057,750
                 Series 2004B, 5.000%, 10/01/14 - AMBAC Insured

                Miami-Dade County Expressway Authority, Florida, Toll System
                Revenue Bonds, Series 2004B:
        3,955    5.250%, 7/01/17 - FGIC Insured                                       7/14 at 100.00         AAA          4,215,397
        2,000    5.250%, 7/01/18 - FGIC Insured                                       7/14 at 100.00         AAA          2,124,720
        2,000    5.000%, 7/01/23 - FGIC Insured                                       7/14 at 100.00         AAA          2,057,780

        2,000   Miami-Dade County Expressway Authority, Florida, Toll System          7/11 at 101.00         Aaa          2,057,500
                 Revenue Refunding Bonds, Series 2001, 5.000%, 7/01/21 -
                 FGIC Insured

        7,500   Miami-Dade County, Florida, Aviation Revenue Bonds,                  10/08 at 101.00         AAA          7,555,125
                 Miami International Airport, Series 1998A, 5.000%, 10/01/24 -
                 FGIC Insured (Alternative Minimum Tax)

        4,000   Miami-Dade County, Florida, Aviation Revenue Bonds,                  10/08 at 101.00         AAA          4,033,960
                 Miami International Airport, Series 1998C, 5.000%, 10/01/23 -
                 MBIA Insured (Alternative Minimum Tax)

        5,000   Tampa-Hillborough County Expressway Authority, Florida,               7/15 at 101.00         AAA          5,292,550
                 Revenue Bonds, Series 2005, 5.000%, 7/01/16 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       53,480   Total Transportation                                                                                     54,989,725
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 7.9% (5.1% OF TOTAL INVESTMENTS) (4)

        1,500   Bradford County Health Facility Authority, Florida, Revenue             No Opt. Call         AAA          1,671,330
                 Refunding Bonds, Santa Fe Healthcare Inc., Series 1993,
                 6.050%, 11/15/16 (ETM)

        2,600   Highlands County Health Facilities Authority, Florida, Hospital      11/11 at 101.00      A+ (4)          2,861,534
                 Revenue Bonds, Adventist Health System/Sunbelt Obligated
                 Group, Series 2001A, 6.000%, 11/15/31 (Pre-refunded 11/15/11)

        8,175   North Broward Hospital District, Florida, Revenue and                 1/11 at 101.00      A- (4)          8,913,530
                 Improvement Bonds, Series 2001, 6.000%, 1/15/31
                 (Pre-refunded 1/15/11)


                                       27

                        Nuveen Florida Quality Income Municipal Fund (NUF) (continued)
                             Portfolio of INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       3,000   Orange County Health Facilities Authority, Florida, Hospital         12/12 at 100.00       A (4)     $    3,269,370
                 Revenue Bonds, Orlando Regional Healthcare System,
                 Series 2002, 5.750%, 12/01/32 (Pre-refunded 12/01/12)

------------------------------------------------------------------------------------------------------------------------------------
       15,275   Total U.S. Guaranteed                                                                                    16,715,764
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 13.3% (8.7% OF TOTAL INVESTMENTS)

        1,000   Florida Municipal Power Agency, Power Supply Revenue Bonds,             No Opt. Call         Aaa          1,048,580
                 All Requirements Project, Series 2006A, 5.000%, 10/01/11 -
                 FSA Insured

          750   Gainesville, Florida, Utilities System Revenue Bonds,                10/13 at 100.00          AA            795,473
                 Series 2003A, 5.250%, 10/01/21

        4,800   Hillsborough County Industrial Development Authority,                10/12 at 100.00        Baa2          4,900,272
                 Florida, Pollution Control Revenue Bonds, Tampa Electric
                 Company Project, Series 2002, 5.100%, 10/01/13

        9,440   JEA St. John's River Power Park System, Florida, Revenue             10/11 at 100.00         Aa2          9,794,283
                 Refunding Bonds, Issue 2, Series 2002-17, 5.000%, 10/01/15

        3,290   Orlando Utilities Commission, Florida, Water and Electric            10/11 at 101.00         Aa1          3,480,096
                 Revenue Refunding Bonds, Series 2001, 5.250%, 10/01/17

        3,170   Orlando Utilities Commission, Florida, Water and Electric            10/12 at 100.00         Aa1          3,353,828
                 Revenue Refunding Bonds, Series 2002C, 5.250%, 10/01/17

        3,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/12 at 101.00         AAA          3,100,650
                 Series 2002II, 5.125%, 7/01/26 - FSA Insured

          650   Reedy Creek Improvement District, Florida, Utility Revenue           10/15 at 100.00         AAA            668,135
                 Bonds, Series 2005-1, 5.000%, 10/01/25 - AMBAC Insured

        1,170   Tallahassee, Florida, Consolidated Utility System Revenue            10/15 at 100.00         AAA          1,204,421
                 Bonds, Series 2005, 5.000%, 10/01/25 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       27,270   Total Utilities                                                                                          28,345,738
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 9.1% (6.0% OF TOTAL INVESTMENTS)

        1,365   Florida Governmental Utility Authority, Utility System Revenue       10/13 at 100.00         AAA          1,414,004
                 Bonds, Lehigh Project, Series 2003, 5.000%, 10/01/20 -
                 AMBAC Insured

                Hollywood, Florida, Water and Sewer Revenue Refunding and
                Improvement Bonds, Series 2003:
        1,000    5.000%, 10/01/19 - FSA Insured                                      10/13 at 100.00         Aaa          1,038,420
        4,000    5.000%, 10/01/20 - FSA Insured                                      10/13 at 100.00         Aaa          4,143,600

                JEA, Florida, Water and Sewerage System Revenue Bonds,
                Series 2004A:
        3,235    5.000%, 10/01/18 - FGIC Insured                                     10/13 at 100.00         AAA          3,367,441
        5,090    5.000%, 10/01/19 - FGIC Insured                                     10/13 at 100.00         AAA          5,285,558
        3,000    5.000%, 10/01/23 - FGIC Insured                                     10/13 at 100.00         AAA          3,087,990

        1,065   Lee County Industrial Development Authority, Florida,                11/12 at 100.00         AAA          1,091,359
                 Utilities Revenue Bonds, Bonita Springs Utilities Inc. Project,
                 Series 2002, 5.000%, 11/01/19 - MBIA Insured (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       18,755   Total Water and Sewer                                                                                    19,428,372
------------------------------------------------------------------------------------------------------------------------------------
$     314,945   Total Investments (cost $317,930,089) - 152.8%                                                          324,797,308
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.3%                                                                      4,706,721
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (55.1)%                                                       (117,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  212,504,029
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    N/R  Not rated.

                  (ETM)  Escrowed to maturity.


                                 See accompanying notes to financial statements.

                        Nuveen Insured Florida Premium Income Municipal Fund (NFL)
                        Portfolio of
                                INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 7.1% (4.7% OF TOTAL INVESTMENTS)

$       2,000   Brevard County Health Facilities Authority, Florida, Hospital        10/06 at 101.00         AAA     $    2,027,440
                 Revenue Bonds, Holmes Regional Medical Center Project,
                 Series 1996, 5.625%, 10/01/14 - MBIA Insured

        2,500   Hillsborough County Industrial Development Authority, Florida,          No Opt. Call         AAA          2,946,625
                 Industrial Development Revenue Bonds, University Community
                 Hospital, Series 1994, 6.500%, 8/15/19 - MBIA Insured

        7,220   Miami-Dade County Health Facility Authority, Florida, Hospital        8/11 at 101.00         AAA          7,379,345
                 Revenue Refunding Bonds, Miami Children's Hospital,
                 Series 2001A, 5.125%, 8/15/26 - AMBAC Insured

        3,015   North Broward Hospital District, Florida, Revenue Refunding           1/07 at 101.00         AAA          3,063,511
                 and Improvement Bonds, Series 1997, 5.375%, 1/15/24 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       14,735   Total Health Care                                                                                        15,416,921
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 13.5% (9.0% OF TOTAL INVESTMENTS)

          975   Broward County Housing Finance Authority, Florida,                    6/07 at 102.00         AAA            997,552
                 GNMA Collateralized Multifamily Housing Revenue Refunding
                 Bonds, Pompano Oaks Apartments, Series 1997,
                 6.000%, 12/01/27 (Alternative Minimum Tax)

                Collier County Housing Finance Authority, Florida, Multifamily
                Housing Revenue Bonds, Saxon Manor Isles Project, Series 1998B:
        1,260    5.350%, 9/01/18 - FSA Insured (Alternative Minimum Tax)              3/08 at 101.00         AAA          1,276,355
        1,000    5.400%, 9/01/23 - FSA Insured (Alternative Minimum Tax)              3/08 at 101.00         AAA          1,012,870

                Collier County Housing Finance Authority, Florida, Multifamily
                Housing Revenue Refunding Bonds, Saxon Manor Isles Project,
                Series 1998A, Subseries 1:
        1,040    5.350%, 9/01/18 - FSA Insured (Alternative Minimum Tax)              3/08 at 101.00         AAA          1,053,499
        1,400    5.400%, 9/01/23 - FSA Insured (Alternative Minimum Tax)              3/08 at 101.00         AAA          1,418,018

                Dade County Housing Finance Authority, Florida, Multifamily
                Mortgage Revenue Bonds, Siesta Pointe Apartments Project, Series
                1997A:
        1,230    5.650%, 9/01/17 - FSA Insured (Alternative Minimum Tax)              9/07 at 101.00         AAA          1,248,241
        1,890    5.750%, 9/01/29 - FSA Insured (Alternative Minimum Tax)              9/07 at 101.00         AAA          1,916,914

          750   Florida Housing Finance Agency, Housing Revenue Bonds,               12/06 at 102.00         AAA            766,283
                 Crossings at Indian Run Apartments, Series 1996V,
                 6.100%, 12/01/26 - AMBAC Insured (Alternative Minimum Tax)

        1,400   Florida Housing Finance Agency, Housing Revenue Bonds,                4/07 at 102.00         AAA          1,437,772
                 Riverfront Apartments, Series 1997A, 6.250%, 4/01/37 -
                 AMBAC Insured (Alternative Minimum Tax)

        1,000   Florida Housing Finance Agency, Housing Revenue Bonds,               11/06 at 102.00         AAA          1,015,870
                 Turtle Creek Apartments, Series 1996C-1, 6.100%, 5/01/16 -
                 AMBAC Insured (Alternative Minimum Tax)

        2,060   Florida Housing Finance Corporation, GNMA Collateralized             12/10 at 102.00         Aaa          2,143,739
                 Housing Revenue Bonds, Cobblestone Apartments,
                 Series 2000K-1, 6.000%, 12/01/33 (Alternative Minimum Tax)

        2,485   Florida Housing Finance Corporation, GNMA Collateralized              9/10 at 102.00         AAA          2,573,988
                 Housing Revenue Bonds, Raintree Apartments, Series 2000J-1,
                 5.950%, 3/01/35 (Alternative Minimum Tax)

                Florida Housing Finance Corporation, Housing Revenue Bonds,
                Augustine Club Apartments, Series 2000D-1:
        1,500    5.500%, 10/01/20 - MBIA Insured                                     10/10 at 102.00         Aaa          1,563,840
        4,750    5.750%, 10/01/30 - MBIA Insured                                     10/10 at 102.00         Aaa          4,922,093

        3,490   Jacksonville, Florida, GNMA Collateralized Housing Revenue            9/06 at 100.00         AAA          3,492,548
                 Refunding Bonds, Windermere Manor Apartments,
                 Series 1993A, 5.875%, 3/20/28

        1,425   Miami-Dade County Housing Finance Authority, Florida,                 6/11 at 100.00         AAA          1,470,728
                 Multifamily Mortgage Revenue Bonds, Country Club Villas II
                 Project, Series 2001-1A, 5.750%, 7/01/27 - FSA Insured
                 (Alternative Minimum Tax)


                                       29

                        Nuveen Insured Florida Premium Income Municipal Fund (NFL) (continued)
                             Portfolio of INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$       1,065   Palm Beach County Housing Finance Authority, Florida,                 7/12 at 100.00         AAA     $    1,077,876
                 Multifamily Housing Revenue Bonds, Westlake Apartments
                 Phase II, Series 2002, 5.150%, 7/01/22 - FSA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       28,720   Total Housing/Multifamily                                                                                29,388,186
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.9% (0.7% OF TOTAL INVESTMENTS)

           70   Broward County Housing Finance Authority, Florida, Single             4/09 at 101.00         Aaa             70,624
                 Family Mortgage Revenue Refunding Bonds, Series 1999B,
                 5.250%, 4/01/31 - MBIA Insured (Alternative Minimum Tax)

          835   Escambia County Housing Finance Authority, Florida,                   4/08 at 102.00         Aaa            840,160
                 Multi-County Single Family Mortgage Revenue Bonds,
                 Series 1999, 5.200%, 4/01/32 - MBIA Insured
                 (Alternative Minimum Tax)

        4,530   Florida Housing Finance Corporation, Homeowner Mortgage                1/10 at 24.65         AAA            893,452
                 Revenue Bonds, Series 2000-4 , 0.000%, 7/01/30 -
                 FSA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        5,435   Total Housing/Single Family                                                                               1,804,236
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 3.9% (2.6% OF TOTAL INVESTMENTS)

        4,940   Florida State Board of Education, Full Faith and Credit,              6/11 at 101.00         AAA          5,058,758
                 Public Education Capital Outlay Bonds, Series 2001C,
                 5.125%, 6/01/29 - FGIC Insured

        1,895   Reedy Creek Improvement District, Orange and Osceola                  6/15 at 100.00         AAA          1,946,392
                 Counties, Florida, General Obligation Bonds, Series 2005B,
                 5.000%, 6/01/25 - AMBAC Insured

        1,390   Venice, Florida, General Obligation Bonds, Series 2004,               2/14 at 100.00         AAA          1,427,447
                 5.000%, 2/01/24 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,225   Total Tax Obligation/General                                                                              8,432,597
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 57.9% (38.8% OF TOTAL INVESTMENTS)

        3,820   Broward County School Board, Florida, Certificates of                 7/13 at 100.00         AAA          4,036,250
                 Participation, Series 2003, 5.250%, 7/01/19 - MBIA Insured

        1,500   Collier County, Florida, Capital Improvement Revenue Bonds,          10/14 at 100.00         AAA          1,546,425
                 Series 2005, 5.000%, 10/01/23 - MBIA Insured

        3,000   Collier County, Florida, Gas Tax Revenue Bonds, Series 2005,          6/15 at 100.00         AAA          3,096,840
                 5.000%, 6/01/22 - AMBAC Insured

        1,555   DeSoto County, Florida, Capital Improvement Revenue Bonds,            4/12 at 101.00         AAA          1,641,987
                 Series 2002, 5.250%, 10/01/20 - MBIA Insured

                Destin, Florida, Capital Improvement Revenue Bonds, Series 2002:
        1,000    5.000%, 8/01/27 - MBIA Insured                                       8/12 at 101.00         Aaa          1,031,540
        1,000    5.125%, 8/01/31 - MBIA Insured                                       8/12 at 101.00         Aaa          1,027,140

        2,500   Escambia County School Board, Florida, Certificates                   2/15 at 100.00         AAA          2,571,075
                 of Participation, Series 2004, 5.000%, 2/01/22 - MBIA Insured

        2,500   Flagler County School Board, Florida, Certificates of                 8/15 at 100.00         AAA          2,539,125
                 Participation, Master Lease Revenue Program, Series 2005A,
                 5.000%, 8/01/30 - FSA Insured

        1,435   Florida Department of Environmental Protection, Florida               7/13 at 101.00         AAA          1,495,012
                 Forever Revenue Bonds, Series 2003A, 5.000%, 7/01/19 -
                 FGIC Insured

                Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
        3,365    5.375%, 11/01/25 - MBIA Insured                                     11/10 at 101.00         AAA          3,522,583
        3,345    5.375%, 11/01/30 - MBIA Insured                                     11/10 at 101.00         AAA          3,493,551

        1,000   Florida Municipal Loan Council, Revenue Bonds, Series 2001A,         11/11 at 101.00         AAA          1,056,230
                 5.250%, 11/01/18 - MBIA Insured

        2,230   Florida Ports Financing Commission, Revenue Bonds,                   10/09 at 101.00         AAA          2,331,420
                 State Transportation Trust Fund - Intermodal Program,
                 Series 1999, 5.500%, 10/01/23 - FGIC Insured
                 (Alternative Minimum Tax)

        5,200   Gulf Breeze, Florida, Local Government Loan Program,                 12/11 at 101.00         AAA          5,357,508
                 Remarketed 6-1-2001, Series 1985E, 4.750%, 12/01/20
                 (Mandatory put 12/01/11) - FGIC Insured

        1,080   Gulf Breeze, Florida, Local Government Loan Program,                 12/06 at 101.00         AAA          1,099,483
                 Remarketed 6-3-1996, Series 1985B, 5.900%, 12/01/15
                 (Mandatory put 12/01/10) - FGIC Insured

        1,020   Gulf Breeze, Florida, Local Government Loan Program,                 12/06 at 101.00         AAA          1,038,401
                 Remarketed 6-3-1996, Series 1985C, 5.900%, 12/01/15
                 (Mandatory put 12/01/08) - FGIC Insured

        1,500   Gulf Breeze, Florida, Local Government Loan Program,                 12/10 at 101.00         AAA          1,588,560
                 Remarketed 7-3-2000, Series 1985E, 5.750%, 12/01/20
                 (Mandatory put 12/01/19) - FGIC Insured


                                       30

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       6,000   Hillsborough County School Board, Florida, Certificates               7/13 at 100.00         AAA     $    6,097,380
                 of Participation, Series 2003, 5.000%, 7/01/29 -
                 MBIA Insured

        2,000   Hillsborough County, Florida, Community Investment Tax               11/13 at 101.00         AAA          2,062,440
                 Revenue Bonds, Series 2004, 5.000%, 5/01/23 -
                 AMBAC Insured

        1,000   Hillsborough County, Florida, Revenue Refunding Bonds,               10/15 at 100.00         AAA          1,027,900
                 Tampa Bay Arena, Series 2005, 5.000%, 10/01/25 -
                 FGIC Insured

        2,595   Indian River County School Board, Florida, Certificates               7/15 at 100.00         AAA          2,671,786
                 of Participation, Series 2005, 5.000%, 7/01/22 -
                 MBIA Insured

        1,000   Indian Trace Development District, Florida, Water                     5/15 at 102.00         Aaa          1,029,900
                 Management Special Benefit Assessment Bonds,
                 Series 2005, 5.000%, 5/01/25 - MBIA Insured

        1,500   Jacksonville, Florida, Better Jacksonville Sales Tax Revenue         10/13 at 100.00         AAA          1,584,060
                 Bonds, Series 2003, 5.250%, 10/01/20 - MBIA Insured

        1,280   Lake County School Board, Florida, Certificates of Participation,     7/14 at 100.00         AAA          1,316,109
                 Series 2004A, 5.000%, 7/01/21 - AMBAC Insured

                Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B:
        1,730    5.000%, 10/01/18 - AMBAC Insured                                    10/12 at 100.00         AAA          1,794,892
        2,000    5.000%, 10/01/19 - AMBAC Insured                                    10/12 at 100.00         AAA          2,067,600

        1,230   Lee County, Florida, Local Option Gas Tax Revenue Bonds,             10/14 at 100.00         Aaa          1,272,349
                 Series 2004, 5.000%, 10/01/20 - FGIC Insured

        2,000   Miami-Dade County School Board, Florida, Certificates                11/16 at 100.00         AAA          2,039,520
                 of Participation, Series 2006B, 5.000%, 11/01/31 -
                 AMBAC Insured

       18,000   Miami-Dade County, Florida, Subordinate Special Obligation             4/08 at 49.54         AAA          8,180,100
                 Bonds, Series 1997A, 0.000%, 10/01/21 - MBIA Insured

          915   Opa-Locka, Florida, Capital Improvement Revenue Bonds,                7/06 at 100.00         AAA            917,288
                 Series 1994, 7.000%, 1/01/14 - FGIC Insured

        1,000   Orange County School Board, Florida, Certificates                     8/16 at 100.00         AAA          1,021,820
                 of Participation, Series 2006A, 5.000%, 8/01/30 -
                 FGIC Insured

        4,275   Orange County School Board, Florida, Master Lease Program,            8/07 at 101.00         Aaa          4,378,370
                 Certificates of Participation, Series 1997A, 5.375%, 8/01/22 -
                 MBIA Insured

          495   Orange County School Board, Florida, Master Lease Program,            8/07 at 101.00         Aaa            506,568
                 Certificates of Participation, Series 1997A, 5.375%, 8/01/22 -
                 MBIA Insured

        3,180   Orange County, Florida, Sales Tax Revenue Bonds,                      1/13 at 100.00         AAA          3,320,492
                 Series 2002B, 5.125%, 1/01/19 - FGIC Insured

        2,500   Orange County, Florida, Tourist Development Tax Revenue              10/16 at 100.00         AAA          2,561,300
                 Bonds, Series 2006, 5.000%, 10/01/31 - XLCA Insured

                Osceola County, Florida, Transportation Revenue Bonds,
                Osceola Parkway, Series 2004:
        2,500    5.000%, 4/01/21 - MBIA Insured                                       4/14 at 100.00         Aaa          2,581,700
        5,500    5.000%, 4/01/23 - MBIA Insured                                       4/14 at 100.00         Aaa          5,661,590

        2,150   Palm Beach County School Board, Florida, Certificates                 8/14 at 100.00         AAA          2,199,429
                 of Participation, Series 2004A, 5.000%, 8/01/24 -
                 FGIC Insured

        6,500   Palm Beach County, Florida, Administrative Complex Revenue              No Opt. Call         AAA          6,763,640
                 Refunding Bonds, Series 1993, 5.250%, 6/01/11 -
                 FGIC Insured

                Palm Beach County, Florida, Revenue Refunding Bonds,
                Criminal Justice Facilities, Series 1993:
        2,500    5.375%, 6/01/08 - FGIC Insured                                         No Opt. Call         AAA          2,570,975
        4,000    5.375%, 6/01/10 - FGIC Insured                                         No Opt. Call         AAA          4,211,960

        1,300   Plantation, Florida, Non-Ad Valorem Revenue Refunding                 8/13 at 100.00         Aaa          1,341,574
                 and Improvement Bonds, Series 2003, 5.000%, 8/15/21 -
                 FSA Insured

        4,260   St. Lucie County School Board, Florida, Certificates of               7/14 at 100.00         AAA          4,357,256
                 Participation, Master Lease Program, Series 2004A,
                 5.000%, 7/01/24 - FSA Insured

                St. Petersburg, Florida, Sales Tax Revenue Bonds, Professional
                Sports Facility, Series 2003:
        1,405    5.125%, 10/01/19 - FSA Insured                                      10/13 at 100.00         Aaa          1,469,785
        1,475    5.125%, 10/01/20 - FSA Insured                                      10/13 at 100.00         Aaa          1,539,295
        1,555    5.125%, 10/01/21 - FSA Insured                                      10/13 at 100.00         Aaa          1,619,641


                                       31

                        Nuveen Insured Florida Premium Income Municipal Fund (NFL) (continued)
                             Portfolio of INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,245   Tamarac, Florida, Sales Tax Revenue Bonds, Series 2002,               4/12 at 100.00         AAA     $    1,277,619
                 5.000%, 4/01/22 - FGIC Insured

        4,275   Volusia County School Board, Florida, Certificates of                 8/15 at 100.00         Aaa          4,383,072
                 Participation, Series 2005B, 5.000%, 8/01/24 - FSA Insured

        2,000   Volusia County, Florida, Gas Tax Revenue Bonds, Series 2004,         10/14 at 100.00         AAA          2,068,860
                 5.000%, 10/01/21 - FSA Insured

        1,785   Volusia County, Florida, Tax Revenue Bonds,                          12/14 at 100.00         Aaa          1,837,443
                 Tourist Development, Series 2004, 5.000%, 12/01/24 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
      132,200   Total Tax Obligation/Limited                                                                            126,206,843
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 17.8% (11.9% OF TOTAL INVESTMENTS)

        9,000   Broward County, Florida, Airport System Revenue Bonds,               10/11 at 101.00         AAA          9,223,200
                 Series 2001J-1, 5.250%, 10/01/26 - AMBAC Insured
                 (Alternative Minimum Tax)

        2,150   Broward County, Florida, Airport System Revenue Bonds,               10/14 at 100.00         AAA          2,201,686
                 Series 2004L, 5.000%, 10/01/23 - AMBAC Insured

        1,100   Dade County, Florida, Seaport Revenue Refunding Bonds,               10/06 at 101.00         AAA          1,123,507
                 Series 1995, 5.750%, 10/01/15 - MBIA Insured

        2,000   Greater Orlando Aviation Authority, Florida, Airport                 10/13 at 100.00         AAA          2,070,800
                 Facilities Revenue Refunding Bonds, Series 2003A,
                 5.000%, 10/01/17 - FSA Insured

        2,000   Jacksonville Port Authority, Florida, Port Facilities Revenue        11/06 at 102.00         AAA          2,049,000
                 Bonds, Series 1996, 5.625%, 11/01/18 - MBIA Insured
                 (Alternative Minimum Tax)

       15,025   Lee County, Florida, Airport Revenue Bonds, Series 2000A,            10/10 at 101.00         AAA         16,177,868
                 6.000%, 10/01/32 - FSA Insured (Alternative Minimum Tax)

        5,615   Miami-Dade County, Florida, Aviation Revenue Bonds,                  10/12 at 100.00         AAA          6,010,745
                 Miami International Airport, Series 2002, 5.750%, 10/01/19 -
                 FGIC Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       36,890   Total Transportation                                                                                     38,856,806
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 12.9% (8.6% OF TOTAL INVESTMENTS) (4)

        5,325   Escambia County Housing Finance Authority, Florida,                   6/09 at 101.00         AAA          5,645,991
                 Dormitory Revenue Bonds, University of West Florida
                 Foundation Inc., Series 1999, 5.750%, 6/01/31
                 (Pre-refunded 6/01/09) - MBIA Insured

                Florida Housing Finance Agency, Housing Revenue Bonds,
                Sterling Palms Apartments, Series 1996D-1:
          885    6.300%, 12/01/16 (Pre-refunded 11/30/06) -                          11/06 at 102.00         AAA            909,815
                 AMBAC Insured (Alternative Minimum Tax)
        1,500    6.400%, 12/01/26 (Pre-refunded 11/30/06) -                          11/06 at 102.00         AAA          1,542,675
                 AMBAC Insured (Alternative Minimum Tax)

       10,000   Port St. Lucie, Florida, Utility System Revenue Bonds,                 9/11 at 34.97         AAA          2,834,200
                 Series 2001, 0.000%, 9/01/29 (Pre-refunded 9/01/11) -
                 MBIA Insured

        7,855   Seminole County, Florida, Water and Sewer Revenue Refunding             No Opt. Call         AAA          8,958,392
                 and Improvement Bonds, Series 1992, 6.000%, 10/01/19 -
                 MBIA Insured (ETM)

                St. Lucie County, Florida, Utility System Revenue Refunding
                Bonds, Series 1993:
        5,000    5.500%, 10/01/15 - FGIC Insured (ETM)                                  No Opt. Call         AAA          5,380,150
        1,200    5.500%, 10/01/21 - FGIC Insured (ETM)                                  No Opt. Call         AAA          1,315,284

        1,500   Tampa, Florida, Healthcare System Revenue Bonds,                     12/06 at 100.00         AAA          1,505,235
                 Allegany Health System - St. Joseph's Hospital, Series 1993,
                 5.125%, 12/01/23 - MBIA Insured (ETM)

------------------------------------------------------------------------------------------------------------------------------------
       33,265   Total U.S. Guaranteed                                                                                    28,091,742
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 5.4% (3.6% OF TOTAL INVESTMENTS)

        8,000   Palm Beach County Solid Waste Authority, Florida, Revenue               No Opt. Call         AAA          5,570,160
                 Bonds, Series 2002B, 0.000%, 10/01/14 - AMBAC Insured

        3,525   Palm Beach County Solid Waste Authority, Florida, Revenue               No Opt. Call         AAA          3,736,112
                 Refunding Bonds, Series 1997A, 6.000%, 10/01/09 -
                 AMBAC Insured

        2,500   Tallahassee, Florida, Energy System Revenue Bonds,                   10/15 at 100.00         AAA          2,554,625
                 Series 2005, 5.000%, 10/01/29 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       14,025   Total Utilities                                                                                          11,860,897
------------------------------------------------------------------------------------------------------------------------------------


                                       32

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 30.0% (20.1% OF TOTAL INVESTMENTS)

$       1,250   Bay County, Florida, Water System Revenue Bonds, Series 2005,         9/15 at 100.00         Aaa     $    1,289,350
                 5.000%, 9/01/24 - AMBAC Insured

                Broward County, Florida, Water and Sewer Utility Revenue
                Bonds, Series 2003:
        5,000    5.000%, 10/01/21 - MBIA Insured                                     10/13 at 100.00         AAA          5,162,300
        4,500    5.000%, 10/01/24 - MBIA Insured                                     10/13 at 100.00         AAA          4,626,405

        1,200   Callaway-Bay County, Florida, Wastewater System Revenue               9/14 at 100.00         Aaa          1,233,540
                 Bonds, Series 2004, 5.000%, 9/01/23 - MBIA Insured

                Davie, Florida, Water and Sewerage Revenue Refunding and
                Improvement Bonds, Series 2003:
          910    5.250%, 10/01/17 - AMBAC Insured                                    10/13 at 100.00         AAA            966,165
          475    5.250%, 10/01/18 - AMBAC Insured                                    10/13 at 100.00         AAA            503,495

                Deltona, Florida, Utility Systems Water and Sewer Revenue
                Bonds, Series 2003:
        1,250    5.250%, 10/01/22 - MBIA Insured                                     10/13 at 100.00         AAA          1,318,850
        1,095    5.000%, 10/01/23 - MBIA Insured                                     10/13 at 100.00         AAA          1,127,116
        1,225    5.000%, 10/01/24 - MBIA Insured                                     10/13 at 100.00         AAA          1,259,410

        3,945   Florida Governmental Utility Authority, Utility System Revenue       10/13 at 100.00         AAA          4,060,707
                 Bonds, Citrus Project, Series 2003, 5.000%, 10/01/23 -
                 AMBAC Insured

        1,000   Florida Governmental Utility Authority, Utility System Revenue        7/09 at 101.00         Aaa          1,012,570
                 Bonds, Golden Gate Project, Series 1999, 5.000%, 7/01/29 -
                 AMBAC Insured

        8,000   Indian River County, Florida, Water and Sewer Revenue Bonds,          9/08 at 102.00         AAA          8,321,040
                 Series 1993A, 5.250%, 9/01/24 - FGIC Insured

        1,000   JEA, Florida, Water and Sewerage System Revenue Bonds,                4/07 at 100.00         AAA          1,009,470
                 Series 2002A, 5.375%, 10/01/30 - MBIA Insured

        2,510   JEA, Florida, Water and Sewerage System Revenue Bonds,               10/13 at 100.00         AAA          2,636,680
                 Series 2004A, 5.000%, 10/01/14 - FGIC Insured

        1,500   JEA, Florida, Water and Sewerage System Revenue Bonds,               10/14 at 100.00         AAA          1,541,235
                 Series 2005, 5.000%, 10/01/24 - MBIA Insured

        1,450   Jupiter, Florida, Water Revenue Bonds, Series 2003,                  10/13 at 100.00         AAA          1,494,341
                 5.000%, 10/01/22 - AMBAC Insured

        2,000   Manatee County, Florida, Public Utilities Revenue Bonds,             10/13 at 100.00         Aaa          2,087,180
                 Series 2003, 5.125%, 10/01/20 - MBIA Insured

                Marco Island, Florida, Water Utility System Revenue Bonds,
                Series 2003:
        1,350    5.250%, 10/01/17 - MBIA Insured                                     10/13 at 100.00         AAA          1,433,322
        1,000    5.250%, 10/01/18 - MBIA Insured                                     10/13 at 100.00         AAA          1,059,990

        1,750   Palm Bay, Florida, Utility System Revenue Bonds, Palm Bay            10/13 at 100.00         AAA          1,812,825
                 Utility Corporation, Series 2003, 5.000%, 10/01/20 -
                 MBIA Insured

                Palm Coast, Florida, Water Utility System Revenue Bonds,
                Series 2003:
        1,000    5.250%, 10/01/19 - MBIA Insured                                     10/13 at 100.00         AAA          1,059,350
          500    5.250%, 10/01/20 - MBIA Insured                                     10/13 at 100.00         AAA            528,020
          500    5.250%, 10/01/21 - MBIA Insured                                     10/13 at 100.00         AAA            530,315

        1,170   Polk County, Florida, Utility System Revenue Bonds,                  10/14 at 100.00         AAA          1,203,778
                 Series 2004A, 5.000%, 10/01/24 - FGIC Insured

                Port St. Lucie, Florida, Stormwater Utility System Revenue
                Refunding Bonds, Series 2002:
        1,190    5.250%, 5/01/15 - MBIA Insured                                       5/12 at 100.00         AAA          1,259,056
        1,980    5.250%, 5/01/17 - MBIA Insured                                       5/12 at 100.00         AAA          2,088,068

        2,330   Port St. Lucie, Florida, Utility System Revenue Bonds,                9/13 at 100.00         AAA          2,404,886
                 Series 2003, 5.000%, 9/01/21 - MBIA Insured

        1,000   Port St. Lucie, Florida, Utility System Revenue Bonds,                9/14 at 100.00         Aaa          1,034,150
                 Series 2004, 5.000%, 9/01/21 - MBIA Insured

                Sebring, Florida, Water and Wastewater Revenue Refunding
                Bonds, Series 2002:
        1,360    5.250%, 1/01/17 - FGIC Insured                                       1/13 at 100.00         AAA          1,437,751
          770    5.250%, 1/01/18 - FGIC Insured                                       1/13 at 100.00         AAA            814,021
          500    5.250%, 1/01/20 - FGIC Insured                                       1/13 at 100.00         AAA            526,960

        3,530   Seminole County, Florida, Water and Sewer Revenue Refunding             No Opt. Call         AAA          3,987,523
                 and Improvement Bonds, Series 1992, 6.000%, 10/01/19 -
                 MBIA Insured


                                       33

                        Nuveen Insured Florida Premium Income Municipal Fund (NFL) (continued)
                             Portfolio of INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       1,300   Sunrise, Florida, Utility System Revenue Refunding Bonds,            10/06 at 102.00         AAA     $    1,331,733
                 Series 1996, 5.800%, 10/01/11 - AMBAC Insured

        2,000   Village Center Community Development District, Florida,              10/13 at 101.00         AAA          2,104,980
                 Utility Revenue Bonds, Series 2003, 5.250%, 10/01/23 -
                 MBIA Insured

        1,100   Wauchula, Florida, Utility Revenue Bonds, Series 2001A,              10/11 at 101.00         AAA          1,126,895
                 5.000%, 10/01/31 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       62,640   Total Water and Sewer                                                                                    65,393,477
------------------------------------------------------------------------------------------------------------------------------------
$     336,135   Total Investments (cost $313,089,522) - 149.4%                                                          325,451,705
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                      3,452,047
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.9)%                                                      (111,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 217,903,752
                ====================================================================================================================

                         All of the bonds in the Portfolio of Investments are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Insured Florida Tax-Free Advantage Municipal Fund (NWF)
                        Portfolio of
                                INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 15.0% (10.0% OF TOTAL INVESTMENTS)

$       2,240   FSU Financial Assistance Inc., Florida, General Revenue Bonds,          No Opt. Call         AAA     $    2,362,954
                 Educational and Athletic  Facilities Improvements,
                 Series 2004, 5.000%, 10/01/14 - AMBAC Insured

        1,985   North Miami, Florida, Educational Facilities Revenue Refunding        4/13 at 100.00         AAA          2,040,362
                 Bonds, Johnson and Wales University, Series 2003A,
                 5.000%, 4/01/19 - XLCA Insured

        1,500   Volusia County Educational Facilities Authority, Florida, Revenue    10/15 at 100.00          AA          1,509,315
                 Bonds, Embry-Riddle Aeronautical University, Series 2005,
                 5.000%, 10/15/35 - RAAI Insured

                Volusia County Educational Facilities Authority, Florida, Revenue
                Refunding Bonds, Embry-Riddle Aeronautical University,
                Series 2003:
        1,000    5.200%, 10/15/26 - RAAI Insured                                     10/13 at 100.00          AA          1,025,960
        1,250    5.200%, 10/15/33 - RAAI Insured                                     10/13 at 100.00          AA          1,276,425

------------------------------------------------------------------------------------------------------------------------------------
        7,975   Total Education and Civic Organizations                                                                   8,215,016
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 12.5% (8.3% OF TOTAL INVESTMENTS)

        1,000   Halifax Hospital Medical Center, Florida, Revenue Bonds,              6/16 at 100.00         N/R          1,015,020
                 Series 2006, 5.250%, 6/01/26

        4,000   Highlands County Health Facilities Authority, Florida, Hospital      11/13 at 100.00          A+          4,273,119
                 Revenue Bonds, Adventist Health System/Sunbelt Obligated
                 Group, Series 2003D, 5.875%, 11/15/29

        1,500   South Miami Health Facilities Authority, Florida, Hospital            2/13 at 100.00         AA-          1,530,420
                 Revenue Bonds, Baptist Health Systems of South Florida,
                 Series 2003, 5.200%, 11/15/28

------------------------------------------------------------------------------------------------------------------------------------
        6,500   Total Health Care                                                                                         6,818,559
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 1.6% (1.1% OF TOTAL INVESTMENTS)

          795   Florida Housing Finance Agency, GNMA Collateralized Home                No Opt. Call         AAA            836,046
                 Ownership Revenue Refunding Bonds, Series 1987G-1,
                 8.595%, 11/01/17
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 5.1% (3.4% OF TOTAL INVESTMENTS)

        2,660   Grand Prairie Independent School District, Dallas County,             2/13 at 100.00         AAA          2,797,815
                 Texas, General Obligation Bonds, Series 2003,
                 5.375%, 2/15/26 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 69.9% (46.5% OF TOTAL INVESTMENTS)

          400   Collier County, Florida, Capital Improvement Revenue Bonds,          10/14 at 100.00         AAA            412,380
                 Series 2005, 5.000%, 10/01/23 - MBIA Insured

        1,000   Escambia County, Florida, Sales Tax Revenue Refunding Bonds,         10/12 at 101.00         AAA          1,061,720
                 Series 2002, 5.250%, 10/01/17 - AMBAC Insured

        1,525   Fernandina Beach, Florida, Utility Acquisition and Improvement        9/13 at 100.00         AAA          1,569,301
                 Revenue Bonds, Series 2003, 5.000%, 9/01/23 - FGIC Insured

        3,000   Florida Municipal Loan Council, Revenue Bonds, Series 2003B,         12/13 at 100.00         AAA          3,052,890
                 5.000%, 12/01/28 - MBIA Insured

        1,500   Hillsborough County School Board, Florida, Certificates of            7/13 at 100.00         AAA          1,524,345
                 Participation, Series 2003, 5.000%, 7/01/29 - MBIA Insured

        2,270   Jacksonville, Florida, Local Government Sales Tax Revenue            10/12 at 100.00         AAA          2,419,684
                 Refunding and Improvement Bonds, Series 2002,
                 5.375%, 10/01/18 - FGIC Insured

        2,265   Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B,          10/12 at 100.00         AAA          2,336,551
                 5.000%, 10/01/20 - AMBAC Insured

        1,330   Mira Lago West Community Development District, Florida,               5/15 at 101.00         N/R          1,306,605
                 Capital Improvement Revenue Bonds, Series 2005,
                 5.375%, 5/01/36

        2,000   Orange County, Florida, Sales Tax Revenue Bonds,                      1/13 at 100.00         AAA          2,096,320
                 Series 2002A, 5.125%, 1/01/17 - FGIC Insured

        1,500   Orange County, Florida, Sales Tax Revenue Bonds,                      1/13 at 100.00         AAA          1,537,050
                 Series 2002B, 5.125%, 1/01/32 - FGIC Insured

        3,370   Osceola County School Board, Florida, Certificates                    6/12 at 101.00         Aaa          3,503,048
                 of Participation, Series 2002A, 5.125%, 6/01/20 -
                 AMBAC Insured


                                       35

                        Nuveen Insured Florida Tax-Free Advantage Municipal Fund (NWF) (continued)
                             Portfolio of INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       3,335   Palm Bay, Florida, Local Optional Gas Tax Revenue Bonds,             10/14 at 100.00         AAA     $    3,538,635
                 Series 2004, 5.250%, 10/01/20 - MBIA Insured

        3,670   Palm Beach County School Board, Florida, Certificates of              8/12 at 100.00         AAA          3,718,811
                 Participation, Series 2002D, 5.000%, 8/01/28 - FSA Insured

        2,000   Palm Beach Gardens, Florida, Special Obligation Revenue               2/13 at 100.00         AAA          2,068,280
                 Bonds, Series 2004, 5.000%, 5/01/20 - AMBAC Insured

        2,115   Port St. Lucie, Florida, Sales Tax Revenue Bonds, Series 2003,        9/13 at 100.00         AAA          2,176,441
                 5.000%, 9/01/23 - MBIA Insured

        1,730   St. John's County, Florida, Sales Tax Revenue Bonds,                 10/14 at 100.00         AAA          1,775,153
                 Series 2004A, 5.000%, 10/01/24 - AMBAC Insured

        4,000   St. Lucie County School Board, Florida, Certificates of               7/14 at 100.00         AAA          4,091,320
                 Participation, Master Lease Program, Series 2004A,
                 5.000%, 7/01/24 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       37,010   Total Tax Obligation/Limited                                                                             38,188,534
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 11.0% (7.3% OF TOTAL INVESTMENTS)

        2,000   Greater Orlando Aviation Authority, Florida, Airport Facilities      10/12 at 100.00         AAA          2,034,600
                 Revenue Bonds, Series 2002A, 5.125%, 10/01/32 -
                 FSA Insured

        2,105   Greater Orlando Aviation Authority, Florida, Airport Facilities      10/13 at 100.00         AAA          2,179,517
                 Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/17 -
                 FSA Insured

        1,730   Lee County, Florida, Transportation Facilities Revenue Bonds,        10/14 at 100.00         AAA          1,787,159
                 Series 2004B, 5.000%, 10/01/22 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,835   Total Transportation                                                                                      6,001,276
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 9.8% (6.5% OF TOTAL INVESTMENTS) (4)

        1,950   Palm Beach County School Board, Florida, Certificates of              8/12 at 100.00         AAA          2,074,176
                 Participation, Series 2002D, 5.250%, 8/01/20 (Pre-refunded
                 8/01/12) - FSA Insured

        3,000   Pinellas County Health Facilities Authority, Florida, Revenue         5/13 at 100.00      A1 (4)          3,291,900
                 Bonds, Baycare Health System, Series 2003,
                 5.750%, 11/15/27 (Pre-refunded 5/15/13)

------------------------------------------------------------------------------------------------------------------------------------
        4,950   Total U.S. Guaranteed                                                                                     5,366,076
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 4.7% (3.1% OF TOTAL INVESTMENTS)

        2,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/12 at 101.00         AAA          2,067,100
                 Series 2002II, 5.125%, 7/01/26 - FSA Insured

          500   Tallahassee, Florida, Energy System Revenue Bonds,                   10/15 at 100.00         AAA            510,925
                 Series 2005, 5.000%, 10/01/29 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        2,500   Total Utilities                                                                                           2,578,025
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 20.8% (13.8% OF TOTAL INVESTMENTS)

        1,000   Bay County, Florida, Water System Revenue Bonds,                      9/15 at 100.00         Aaa          1,029,210
                 Series 2005, 5.000%, 9/01/25 - AMBAC Insured

        2,000   JEA, Florida, Water and Sewerage System Revenue Bonds,                4/07 at 100.00         AAA          2,018,940
                 Series 2002A, 5.375%, 10/01/30 - MBIA Insured

        3,000   Marco Island, Florida, Water Utility System Revenue Bonds,           10/13 at 100.00         AAA          3,064,740
                 Series 2003, 5.000%, 10/01/27 - MBIA Insured

        2,000   Miami-Dade County, Florida, Water and Sewer System Revenue           10/09 at 101.00         AAA          2,026,100
                 Bonds, Series 1999A, 5.000%, 10/01/29 - FGIC Insured

          500   North Port, Florida, Utility System Revenue Bonds, Series 2000,      10/10 at 101.00         Aaa            511,005
                 5.000%, 10/01/25 - FSA Insured


                                       36

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       1,095   Palm Bay, Florida, Utility System Revenue Bonds, Series 2004,        10/14 at 100.00         AAA     $    1,161,861
                 5.250%, 10/01/20 - MBIA Insured

        1,500   Port St. Lucie, Florida, Stormwater Utility System Revenue            5/12 at 100.00         AAA          1,537,560
                 Refunding Bonds, Series 2002, 5.000%, 5/01/23 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,095   Total Water and Sewer                                                                                    11,349,416
------------------------------------------------------------------------------------------------------------------------------------
$      79,320   Total Investments (cost $80,951,940) - 150.4%                                                            82,150,763
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.7%                                                                      1,473,989
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.1)%                                                        (29,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $  54,624,752
                ====================================================================================================================

           FORWARD SWAPS OUTSTANDING AT JUNE 30, 2006:
                                        FIXED RATE              FLOATING RATE
                                              PAID  FIXED RATE       RECEIVED  FLOATING RATE                             UNREALIZED
                            NOTIONAL   BY THE FUND     PAYMENT    BY THE FUND        PAYMENT  EFFECTIVE  TERMINATION   APPRECIATION
           COUNTERPARTY       AMOUNT   (ANNUALIZED)  FREQUENCY       BASED ON      FREQUENCY    DATE (5)        DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
           Goldman Sachs  $1,800,000         4.013%  Quarterly            BMA      Quarterly    9/14/06      9/14/26       $ 86,726
           Merrill Lynch   3,000,000         4.021   Quarterly            BMA      Quarterly    9/21/06      9/21/26        141,996
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $228,722
====================================================================================================================================
           BMA - The daily arithmetic average of the weekly BMA (Bond Market Association) Municipal Swap Index.

                         At least 80% of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets (including net assets attributable to Preferred shares) may be invested in municipal securities that are (i) backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    N/R  Not rated.

                                 See accompanying notes to financial statements.

               Statement of
                    ASSETS AND LIABILITIES June 30, 2006
                                                                                                        INSURED             INSURED
                                                               FLORIDA              FLORIDA             FLORIDA             FLORIDA
                                                    INVESTMENT QUALITY       QUALITY INCOME      PREMIUM INCOME  TAX-FREE ADVANTAGE
                                                                 (NQF)                (NUF)               (NFL)               (NWF)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $357,623,352, $317,930,089,
   $313,089,522 and $80,951,940, respectively)            $371,891,428         $324,797,308        $325,451,705         $82,150,763
Cash                                                                --               61,742                  --             181,385
Receivables:
   Interest                                                  4,823,630            4,881,015           4,209,359           1,091,443
   Investments sold                                            260,000                   --           1,133,797               5,000
Unrealized appreciation on forward swaps                            --                   --                  --             228,722
Other assets                                                    31,254               35,227              32,741               5,231
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                         377,006,312          329,775,292         330,827,602          83,662,544
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                 772,523                   --             395,544                  --
Payable for investments purchased                                   --                   --           1,279,062                  --
Accrued expenses:
   Management fees                                             194,637              171,104             170,695              22,057
   Other                                                        79,074               64,924              65,174               9,429
Preferred share dividends payable                               46,965               35,235              13,375               6,306
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                      1,093,199              271,263           1,923,850              37,792
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                     132,000,000          117,000,000         111,000,000          29,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                    $243,913,113         $212,504,029        $217,903,752         $54,624,752
====================================================================================================================================
Common shares outstanding                                   16,587,502           14,302,595          14,393,396           3,882,373
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                  $      14.70         $      14.86        $      15.14         $     14.07
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                   $    165,875         $    143,026        $    143,934         $    38,824
Paid-in surplus                                            231,752,754          206,107,463         204,381,649          54,746,905
Undistributed (Over-distribution of)
   net investment income                                      (149,523)            (292,353)            952,052             (84,550)
Accumulated net realized gain
   (loss) from investments
   and derivative transactions                              (2,124,069)            (321,326)             63,934          (1,503,972)
Net unrealized appreciation
   (depreciation) of investments
   and derivative transactions                              14,268,076            6,867,219          12,362,183           1,427,545
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                    $243,913,113         $212,504,029        $217,903,752         $54,624,752
====================================================================================================================================
Authorized shares:
   Common                                                    Unlimited            Unlimited           Unlimited           Unlimited
   Preferred                                                 Unlimited            Unlimited           Unlimited           Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

               Statement of
                   OPERATIONS Year Ended June 30, 2006
                                                                                                        INSURED             INSURED
                                                               FLORIDA              FLORIDA             FLORIDA             FLORIDA
                                                    INVESTMENT QUALITY       QUALITY INCOME      PREMIUM INCOME  TAX-FREE ADVANTAGE
                                                                 (NQF)                (NUF)               (NFL)               (NWF)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                         $ 18,590,597         $ 15,875,022        $ 16,457,213         $ 3,932,174
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                              2,400,004            2,106,269           2,112,959             543,254
Preferred shares - auction fees                                330,395              292,974             277,832              72,587
Preferred shares - dividend disbursing agent fees               20,000               30,000              20,000              10,000
Shareholders' servicing agent fees and expenses                 25,968               19,689              18,474               1,084
Custodian's fees and expenses                                   94,947               84,372              90,431              29,616
Trustees' fees and expenses                                      7,986                6,917               7,198               1,951
Professional fees                                               23,475               20,934              21,112              12,624
Shareholders' reports - printing and mailing expenses           35,214               30,822              31,482              11,118
Stock exchange listing fees                                     10,049               10,176              10,172                 330
Investor relations expense                                      39,284               34,569              34,752              10,822
Other expenses                                                  24,078               24,483              22,246              12,008
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
   and expense reimbursement                                 3,011,400            2,661,205           2,646,658             705,394
   Custodian fee credit                                        (20,929)             (12,060)            (11,298)             (7,904)
   Expense reimbursement                                            --                   --                  --            (271,873)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                 2,990,471            2,649,145           2,635,360             425,617
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       15,600,126           13,225,877          13,821,853           3,506,557
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                      501,480              859,292             938,575              (4,419)
Net realized gain (loss) from forward swaps                         --                   --                  --             137,974
Change in net unrealized appreciation
   (depreciation) of investments                           (14,732,365)         (12,303,508)        (13,926,918)         (3,311,864)
Change in net unrealized appreciation
   (depreciation) of forward swaps                                  --                   --                  --             418,597
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                    (14,230,885)         (11,444,216)        (12,988,343)         (2,759,712)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                  (3,430,679)          (3,035,981)         (2,768,590)           (728,881)
From accumulated net realized gains                                 --                   --            (281,644)                 --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from distributions
   to Preferred shareholders                                (3,430,679)          (3,035,981)         (3,050,234)           (728,881)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets applicable to Common
   shares from operations                                 $ (2,061,438)        $ (1,254,320)       $ (2,216,724)        $    17,964
====================================================================================================================================

                                 See accompanying notes to financial statements.

               Statement of
                     CHANGES IN NET ASSETS
                                                           FLORIDA INVESTMENT QUALITY (NQF)           FLORIDA QUALITY INCOME (NUF)
                                                          ---------------------------------        ---------------------------------
                                                            YEAR ENDED           YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                               6/30/06              6/30/05             6/30/06             6/30/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                     $ 15,600,126         $ 15,980,969        $ 13,225,877        $ 13,414,949
Net realized gain (loss) from investments                      501,480              173,273             859,292          (1,167,083)
Net realized gain (loss) from forward swaps                         --                   --                  --                  --
Change in net unrealized appreciation
   (depreciation) of investments                           (14,732,365)          15,407,096         (12,303,508)         15,972,684
Change in net unrealized appreciation
   (depreciation) of forward swaps                                  --                   --                  --                  --
Distributions to Preferred shareholders:
   From net investment income                               (3,430,679)          (1,892,045)         (3,035,981)         (1,638,023)
   From accumulated net realized gains                              --                   --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
      applicable to Common
      shares from operations                                (2,061,438)          29,669,293          (1,254,320)         26,582,527
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                 (13,251,988)         (16,116,436)        (11,076,970)        (13,650,082)
From accumulated net realized gains                                 --                   --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders               (13,251,988)         (16,116,436)        (11,076,970)        (13,650,082)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
     due to reinvestment of distributions                      155,702              472,933              42,933             201,370
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from capital share transactions                             155,702              472,933              42,933             201,370
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares                                        (15,157,724)          14,025,790         (12,288,357)         13,133,815
Net assets applicable to Common shares at the
   beginning of year                                       259,070,837          245,045,047         224,792,386         211,658,571
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares
   at the end of year                                     $243,913,113         $259,070,837        $212,504,029        $224,792,386
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at
   the end of year                                        $   (149,523)        $    933,018        $   (292,353)       $    594,778
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                              INSURED FLORIDA
                                                        INSURED FLORIDA PREMIUM INCOME (NFL)            TAX-FREE ADVANTAGE (NWF)
                                                        ------------------------------------        --------------------------------
                                                            YEAR ENDED           YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                               6/30/06              6/30/05             6/30/06             6/30/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                     $ 13,821,853         $ 14,245,500         $ 3,506,557         $ 3,512,261
Net realized gain (loss) from investments                      938,575            1,839,639              (4,419)            140,285
Net realized gain (loss) from forward swaps                         --                   --             137,974            (927,595)
Change in net unrealized appreciation
   (depreciation) of investments                           (13,926,918)          10,371,791          (3,311,864)          4,741,998
Change in net unrealized appreciation
   (depreciation) of forward swaps                                  --                   --             418,597            (189,875)
Distributions to Preferred shareholders:
   From net investment income                               (2,768,590)          (1,580,948)           (728,881)           (393,068)
   From accumulated net realized gains from investments       (281,644)             (80,509)                 --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
      applicable to Common
      shares from operations                                (2,216,724)          24,795,473              17,964           6,884,006
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                 (11,855,911)         (13,587,141)         (2,694,347)         (3,101,579)
From accumulated net realized gains                         (2,071,689)          (1,576,378)                 --                  --
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders               (13,927,600)         (15,163,519)         (2,694,347)         (3,101,579)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
     due to reinvestment of distributions                      268,943              181,928               5,148               9,910
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from capital share transactions                             268,943              181,928               5,148               9,910
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                             (15,875,381)           9,813,882          (2,671,235)          3,792,337
Net assets applicable to Common shares
   at the beginning of year                                233,779,133          223,965,251          57,295,987          53,503,650
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares
   at the end of year                                     $217,903,752         $233,779,133         $54,624,752         $57,295,987
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at
   the end of year                                        $    952,052         $  1,759,000         $   (84,550)        $  (167,879)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Florida funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Florida Investment Quality Municipal Fund (NQF), Nuveen Florida Quality Income Municipal Fund (NUF), Nuveen Insured Florida Premium Income Municipal Fund (NFL) and Nuveen Insured Florida Tax-Free Advantage Municipal Fund (NWF). Common shares of Florida Investment Quality (NQF), Florida Quality Income (NUF) and Insured Florida Premium Income
(NFL) are traded on the New York Stock Exchange while Common shares of Insured Florida Tax-Free Advantage (NWF) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of Insured Florida Tax-Free Advantage (NWF) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of Florida or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Trustees. If the pricing service is unable to supply a price for a municipal bond or a forward swap contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when issued/delayed delivery purchase commitments. At June 30, 2006, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of Insured Florida Tax-Free Advantage (NWF) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. The investment policies of Insured Florida Tax-Free Advantage (NWF) permit the Fund to invest in a limited amount of out-of-state securities. Although the Fund may pursue this strategy from time to time, this strategy will not impact the tax-exempt status of the Fund's shares or of its distributions to its shareholders. All monthly tax-exempt income dividends paid during the fiscal year ended June 30, 2006, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                            INSURED      INSURED
                                  FLORIDA      FLORIDA      FLORIDA      FLORIDA
                               INVESTMENT      QUALITY      PREMIUM     TAX-FREE
                                  QUALITY       INCOME       INCOME    ADVANTAGE
                                    (NQF)        (NUF)        (NFL)        (NWF)
--------------------------------------------------------------------------------
Number of shares:
   Series M                            --        1,700           --           --
   Series T                         3,080           --           --           --
   Series W                            --           --        1,640        1,160
   Series TH                           --        1,700        2,800           --
   Series F                         2,200        1,280           --           --
--------------------------------------------------------------------------------
Total                               5,280        4,680        4,440        1,160
================================================================================

Forward Swap Transactions

The Funds are authorized to invest in certain derivative financial instruments. The Funds' use of forward interest rate swap transactions is intended to mitigate the negative impact that an increase in long-term interest rates could have on Common share net asset value. Forward interest rate swap transactions involve each Fund's agreement with the counterparty to pay, in the future, a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract, and would increase or decrease in value based primarily on the extent to which long-term interest rates for bonds having a maturity of the swaps' termination date were to increase or decrease. The Funds may close out a contract prior to the effective date, at which point a realized gain or loss would be recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated to, terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To minimize such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Insurance

Insured Florida Premium Income (NFL) invests only in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest.

Insured Florida Tax-Free Advantage (NWF) invests at least 80% of its net assets (including net assets attributable to Preferred shares) in municipal securities that are covered by insurance. The Fund may also invest up to 20% of its net assets (including net assets attributable to Preferred shares) in municipal securities which are either (i) backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Notes to
    FINANCIAL STATEMENTS (continued)



Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:

                                                              FLORIDA                    FLORIDA
                                                      INVESTMENT QUALITY (NQF)     QUALITY INCOME (NUF)
                                                      ------------------------   ------------------------
                                                      YEAR ENDED  YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                         6/30/06     6/30/05        6/30/06       6/30/05
---------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                    9,854      30,216          2,715        12,874
=========================================================================================================
                                                          INSURED FLORIDA            INSURED FLORIDA
                                                        PREMIUM INCOME (NFL)     TAX-FREE ADVANTAGE (NWF)
                                                      ------------------------   ------------------------
                                                      YEAR ENDED  YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                         6/30/06     6/30/05        6/30/06       6/30/05
---------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                   16,602      11,023            339           670
=========================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended June 30, 2006, were as follows:

                                                                                     INSURED      INSURED
                                                           FLORIDA      FLORIDA      FLORIDA      FLORIDA
                                                        INVESTMENT      QUALITY      PREMIUM     TAX-FREE
                                                           QUALITY       INCOME       INCOME    ADVANTAGE
                                                             (NQF)        (NUF)        (NFL)        (NWF)
---------------------------------------------------------------------------------------------------------
Purchases                                              $23,485,984  $26,750,877  $28,920,858   $4,408,918
Sales and maturities                                    23,397,180   27,570,571   33,123,469    4,522,137
=========================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions.

At June 30, 2006, the cost of investments was as follows:

                                                                                       INSURED      INSURED
                                                           FLORIDA       FLORIDA       FLORIDA      FLORIDA
                                                        INVESTMENT       QUALITY       PREMIUM     TAX-FREE
                                                           QUALITY        INCOME        INCOME    ADVANTAGE
                                                             (NQF)         (NUF)         (NFL)        (NWF)
-----------------------------------------------------------------------------------------------------------
Cost of investments                                   $357,329,552  $317,925,192  $313,032,636  $81,034,160
===========================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2006, were as follows:

                                                                                       INSURED      INSURED
                                                           FLORIDA       FLORIDA       FLORIDA      FLORIDA
                                                        INVESTMENT       QUALITY       PREMIUM     TAX-FREE
                                                           QUALITY        INCOME        INCOME    ADVANTAGE
                                                             (NQF)         (NUF)         (NFL)        (NWF)
-----------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                        $16,260,620   $ 7,918,407   $13,414,012   $1,470,698
   Depreciation                                         (1,698,744)   (1,046,291)     (994,943)    (354,095)
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments                       $14,561,876   $ 6,872,116   $12,419,069   $1,116,603
===========================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at June 30, 2006, were as follows:

                                                                                       INSURED      INSURED
                                                           FLORIDA       FLORIDA       FLORIDA      FLORIDA
                                                        INVESTMENT       QUALITY       PREMIUM     TAX-FREE
                                                           QUALITY        INCOME        INCOME    ADVANTAGE
                                                             (NQF)         (NUF)         (NFL)        (NWF)
-----------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                     $565,717      $538,929    $1,630,527     $144,993
Undistributed net ordinary income **                            --            --            --           --
Undistributed net long-term capital gains                       --            --       248,732           --
===========================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on June 1, 2006, paid on July 3, 2006.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended June 30, 2006 and June 30, 2005, was designated for purposes of the dividends paid deduction as follows:

                                                                                     INSURED      INSURED
                                                           FLORIDA      FLORIDA      FLORIDA      FLORIDA
                                                        INVESTMENT      QUALITY      PREMIUM     TAX-FREE
                                                           QUALITY       INCOME       INCOME    ADVANTAGE
2006                                                         (NQF)        (NUF)        (NFL)        (NWF)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income               $16,916,047  $14,335,500  $14,787,761   $3,426,176
Distributions from net ordinary income **                       --           --           --           --
Distributions from net long-term capital gains ***              --           --    2,353,333           --
=========================================================================================================
                                                                                     INSURED      INSURED
                                                           FLORIDA      FLORIDA      FLORIDA      FLORIDA
                                                       INVESTMENT       QUALITY      PREMIUM     TAX-FREE
                                                           QUALITY       INCOME       INCOME    ADVANTAGE
2005                                                         (NQF)        (NUF)        (NFL)        (NWF)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income               $18,170,882  $15,425,361  $15,228,310   $3,544,955
Distributions from net ordinary income **                       --           --      151,001           --
Distributions from net long-term capital gains                  --           --    1,527,991           --
=========================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2006.

Notes to
    FINANCIAL STATEMENTS (continued)



At June 30, 2006, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire as follows:

                                                                         INSURED
                                               FLORIDA      FLORIDA      FLORIDA
                                            INVESTMENT      QUALITY     TAX-FREE
                                              QUALITY        INCOME    ADVANTAGE
                                                 (NQF)        (NUF)        (NWF)
--------------------------------------------------------------------------------
Expiration year:
   2012                                     $       --     $     --   $  837,725
   2013                                      2,124,069      321,326       97,429
   2014                                             --           --      236,626
--------------------------------------------------------------------------------
Total                                       $2,124,069     $321,326   $1,171,780
================================================================================

Insured Florida Tax-Free Advantage (NWF) elected to defer net realized losses from investments incurred from November 1, 2005 through June 30, 2006 ("post-October losses") in accordance with Federal income tax regulations. The post-October losses of $249,969 were treated as having arisen on the first day of the following fiscal year.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen") and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                FLORIDA INVESTMENT QUALITY (NQF)
AVERAGE DAILY NET ASSETS                            FLORIDA QUALITY INCOME (NUF)
(INCLUDING NET ASSETS                       INSURED FLORIDA PREMIUM INCOME (NFL)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

AVERAGE DAILY NET ASSETS
(INCLUDING NET ASSETS                   INSURED FLORIDA TAX-FREE ADVANTAGE (NWF)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of June 30, 2006, the complex-level fee rate was .1887%.

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================
(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of their Trustees who are affiliated with the Adviser or to their Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of Insured Florida Tax-Free Advantage's (NWF) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
NOVEMBER 30,                                   NOVEMBER 30,
--------------------------------------------------------------------------------
2002*                    .32%                  2007                         .32%
2003                     .32                   2008                         .24
2004                     .32                   2009                         .16
2005                     .32                   2010                         .08
2006                     .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured Florida Tax-Free Advantage (NWF) for any portion of its fees and expenses beyond November 30, 2010.

6. NEW ACCOUNTING PRONOUNCEMENT

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on August 1, 2006, to shareholders of record on July 15, 2006, as follows:

                                                            INSURED      INSURED
                                FLORIDA       FLORIDA       FLORIDA      FLORIDA
                             INVESTMENT       QUALITY       PREMIUM     TAX-FREE
                                QUALITY        INCOME        INCOME    ADVANTAGE
                                  (NQF)         (NUF)         (NFL)        (NWF)
--------------------------------------------------------------------------------
Dividend per share              $.0580        $.0560         $.0630       $.0575
================================================================================

               Financial
                      HIGHLIGHTS

          Selected data for a Common share outstanding throughout each period:

                                                            Investment Operations                           Less Distributions
                              ---------------------------------------------------------------------  -------------------------------

                                                          Distributions    Distributions
                                                               from Net             from                    Net
                   Beginning                                 Investment          Capital             Investment    Capital
                      Common                        Net       Income to         Gains to              Income to   Gains to
                       Share          Net     Realized/       Preferred        Preferred                 Common     Common
                   Net Asset   Investment    Unrealized          Share-           Share-                 Share-     Share-
                       Value       Income    Gain (Loss)        holders+        holders+     Total      holders    holders    Total
====================================================================================================================================
FLORIDA INVESTMENT
QUALITY (NQF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2006                  $15.63        $ .94        $ (.86)          $(.21)             $ --   $ (.13)      $ (.80)      $ --   $ (.80)
2005                   14.81          .96           .94            (.11)               --     1.79         (.97)        --     (.97)
2004                   15.87         1.06          (.84)           (.06)             (.01)     .15        (1.01)      (.20)   (1.21)
2003                   15.19         1.10           .76            (.07)             (.01)    1.78         (.97)      (.13)   (1.10)
2002                   14.76         1.13           .41            (.11)             (.02)    1.41         (.92)      (.06)    (.98)

FLORIDA QUALITY
INCOME (NUF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2006                   15.72          .92          (.80)           (.21)               --     (.09)        (.77)        --     (.77)
2005                   14.81          .94          1.04            (.11)               --     1.87         (.96)        --     (.96)
2004                   15.75         1.04          (.78)           (.05)             (.01)     .20        (1.00)      (.14)   (1.14)
2003                   15.23         1.08           .71            (.07)             (.02)    1.70        (1.00)      (.18)   (1.18)
2002                   15.02         1.18           .14            (.12)             (.01)    1.19         (.94)      (.04)    (.98)

INSURED FLORIDA
PREMIUM INCOME (NFL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2006                   16.26          .96          (.91)           (.19)             (.02)    (.16)         (.82)     (.14)    (.96)
2005                   15.59          .99           .86            (.11)             (.01)    1.73          (.95)     (.11)   (1.06)
2004                   16.57         1.02          (.88)           (.05)             (.01)     .08          (.96)     (.10)   (1.06)
2003                   15.66         1.04           .89            (.08)               --     1.85          (.93)     (.01)    (.94)
2002                   15.30         1.07           .27            (.12)               --     1.22          (.86)       --     (.86)

INSURED FLORIDA
TAX-FREE ADVANTAGE (NWF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2006                   14.76          .90          (.71)           (.19)               --       --          (.69)       --     (.69)
2005                   13.78          .90           .98            (.10)               --     1.78          (.80)       --     (.80)
2004                   14.75          .93          (.99)           (.05)               --     (.11)         (.86)       --     (.86)
2003(a)                14.33          .40           .70            (.03)               --     1.07          (.43)       --     (.43)
====================================================================================================================================
                                                                          Total Returns
                                                                      ---------------------
                                                                                    Based
                             Offering                                                  on
                            Costs and         Ending                               Common
                            Preferred         Common                   Based        Share
                                Share          Share     Ending           on          Net
                         Underwriting      Net Asset     Market       Market        Asset
                            Discounts          Value      Value        Value**      Value**
===========================================================================================
FLORIDA INVESTMENT
QUALITY (NQF)
-------------------------------------------------------------------------------------------
Year Ended 6/30:
2006                             $ --         $14.70     $13.02       (11.13)%       (.85)%
2005                               --          15.63      15.48        17.51        12.40
2004                               --          14.81      14.03        (9.61)         .95
2003                               --          15.87      16.75        13.28        12.02
2002                               --          15.19      15.83        13.27         9.77

FLORIDA QUALITY
INCOME (NUF)
-------------------------------------------------------------------------------------------
Year Ended 6/30:
2006                               --          14.86      13.07        (9.64)        (.55)
2005                               --          15.72      15.27        17.42        12.89
2004                               --          14.81      13.84       (10.29)        1.29
2003                               --          15.75      16.60        11.56        11.45
2002                               --          15.23      15.99        13.80         8.15

INSURED FLORIDA
PREMIUM INCOME (NFL)
-------------------------------------------------------------------------------------------
Year Ended 6/30:
2006                               --          15.14      13.74       (12.56)        (.95)
2005                               --          16.26      16.74        25.54        11.33
2004                               --          15.59      14.24       (11.70)         .46
2003                               --          16.57      17.22        16.05        12.10
2002                               --          15.66      15.71        14.29         8.13

INSURED FLORIDA
TAX-FREE ADVANTAGE (NWF)
-------------------------------------------------------------------------------------------
Year Ended 6/30:
2006                               --          14.07      13.37        (1.43)         .03
2005                               --          14.76      14.26        16.62        13.18
2004                               --          13.78      12.94       (13.56)        (.79)
2003(a)                          (.22)         14.75      15.87         8.82         6.08
===========================================================================================
                                                                Ratios/Supplemental Data
                            --------------------------------------------------------------------------------------------
                                             Before Credit/Reimbursement      After Credit/Reimbursement***
                                           -----------------------------     ------------------------------
                                                          Ratio of Net                      Ratio of Net
                                             Ratio of       Investment         Ratio of       Investment
                                 Ending      Expenses        Income to         Expenses        Income to
                                    Net    to Average          Average       to Average          Average
                                 Assets    Net Assets       Net Assets       Net Assets       Net Assets
                             Applicable    Applicable       Applicable       Applicable       Applicable      Portfolio
                              to Common     to Common        to Common        to Common        to Common       Turnover
                            Shares (000)       Shares++         Shares++         Shares++         Shares++         Rate
========================================================================================================================
FLORIDA INVESTMENT
QUALITY (NQF)
------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2006                           $243,913          1.20%            6.21%            1.19%            6.22%             6%
2005                            259,071          1.23             6.26             1.22             6.27             15
2004                            245,045          1.25             6.92             1.25             6.92             23
2003                            261,856          1.20             7.00             1.19             7.01             16
2002                            249,833          1.26             7.53             1.23             7.56             34

FLORIDA QUALITY
INCOME (NUF)
------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2006                            212,504          1.22             6.06             1.21             6.06              8
2005                            224,792          1.24             6.07             1.23             6.07             20
2004                            211,659          1.25             6.83             1.25             6.83             38
2003                            224,311          1.24             6.92             1.23             6.94             28
2002                            216,044          1.28             7.81             1.26             7.83             30

INSURED FLORIDA
PREMIUM INCOME (NFL)
------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2006                            217,904          1.18             6.13             1.17             6.14              9
2005                            233,779          1.16             6.14             1.16             6.15             12
2004                            223,965          1.16             6.36             1.15             6.36             38
2003                            237,490          1.18             6.41             1.16             6.42             14
2002                            223,961          1.21             6.89             1.21             6.89              8

INSURED FLORIDA
TAX-FREE ADVANTAGE (NWF)
------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2006                             54,625          1.26             5.77              .76             6.27              5
2005                             57,296          1.24             5.77              .75             6.26              7
2004                             53,504          1.25             6.04              .74             6.56            130
2003(a)                          57,223          1.15*            4.18*             .67*            4.66*            46
========================================================================================================================
                                 Preferred Shares at End of Period
                             ----------------------------------------
                               Aggregate    Liquidation
                                  Amount     and Market         Asset
                             Outstanding          Value      Coverage
                                    (000)     Per Share     Per Share
======================================================================
FLORIDA INVESTMENT
QUALITY (NQF)
----------------------------------------------------------------------
Year Ended 6/30:
2006                            $132,000        $25,000       $71,196
2005                             132,000         25,000        74,066
2004                             132,000         25,000        71,410
2003                             132,000         25,000        74,594
2002                             132,000         25,000        72,317

FLORIDA QUALITY
INCOME (NUF)
----------------------------------------------------------------------
Year Ended 6/30:
2006                             117,000         25,000        70,407
2005                             117,000         25,000        73,033
2004                             117,000         25,000        70,226
2003                             117,000         25,000        72,930
2002                             117,000         25,000        71,163

INSURED FLORIDA
PREMIUM INCOME (NFL)
----------------------------------------------------------------------
Year Ended 6/30:
2006                             111,000         25,000        74,077
2005                             111,000         25,000        77,653
2004                             111,000         25,000        75,443
2003                             111,000         25,000        78,489
2002                             111,000         25,000        75,442

INSURED FLORIDA
TAX-FREE ADVANTAGE (NWF)
----------------------------------------------------------------------
Year Ended 6/30:
2006                              29,000         25,000        72,090
2005                              29,000         25,000        74,393
2004                              29,000         25,000        71,124
2003(a)                           29,000         25,000        74,330
======================================================================

*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period November 21, 2002 (commencement of operations) through June 30, 2003.

                                 See accompanying notes to financial statements.


                                  48-49 spread

Board Members
       AND OFFICERS



The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)     Chairman of        1994    Chairman (since 1996) and Director of Nuveen Investments,             167
3/28/49                        the Board                  Inc., Nuveen Investments, LLC, Nuveen Advisory Corp. and
333 W. Wacker Drive            and Board                  Nuveen Institutional Advisory Corp.(3); formerly, Director
Chicago, IL 60606              Member                     (1996-2006) of Institutional Capital Corporation; Chairman
                                                          and Director (since 1997) of Nuveen Asset Management;
                                                          Chairman and Director of Rittenhouse Asset Management,
                                                          Inc. (since 1999); Chairman of Nuveen Investments
                                                          Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Lead Independent   1997    Private Investor and Management Consultant.                           167
8/22/40                        Board member
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (since 1989) as Senior Vice President of The                  167
7/29/34                                                   Northern Trust Company; Director (since 2002) Community
333 W. Wacker Drive                                       Advisory Board for Highland Park and Highwood, United
Chicago, IL 60606                                         Way of the North Shore.

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       167
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire Group, a publicly held company; Adjunct Faculty Member,
Chicago, IL 60606                                         University of Iowa; Director, Gazette Companies; Life Trustee
                                                          of Coe College and Iowa College Foundation; formerly,
                                                          Director, Alliant Energy; formerly, Director, Federal Reserve
                                                          Bank of Chicago; formerly, President and Chief Operating Officer,
                                                          SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean, Tippie College of Business, University of Iowa (since           167
3/6/48                                                    June 2006); formerly, Dean and Distinguished Professor of Finance,
333 W. Wacker Drive                                       School of Business at the University of Connecticut (2003-2006);
Chicago, IL 60606                                         previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003);
                                                          Director (since 1997), Credit Research Center at Georgetown
                                                          University; Director (since 2004) of Xerox Corporation; Director,
                                                          SS&C Technologies, Inc. (May 2005 - October 2005).

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert               Board member       2005    Retired (since 2004) as Chairman, JPMorgan Fleming Asset              165
10/28/42                                                  Management, President and CEO, Banc One Investment
333 W. Wacker Drive                                       Advisors Corporation, and President, One Group Mutual
Chicago, IL 60606                                         Funds; prior thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One Investment
                                                          Management Group; Board of Regents, Luther College;
                                                          member of the Wisconsin Bar Association; member of Board
                                                          of Directors, Friends of Boerner Botanical Gardens.


                                       50

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Chairman of Miller-Valentine Partners Ltd., a real estate             167
9/24/44                                                   investment company; formerly, Senior Partner and Chief
333 W. Wacker Drive                                       Operating Officer (retired, 2004) of Miller-Valentine
Chicago, IL 60606                                         Group; formerly, Vice President, Miller-Valentine Realty;
                                                          Board Member, Chair of the Finance Committee and
                                                          member of the Audit Committee of Premier Health Partners,
                                                          the not-for-profit company of Miami Valley Hospital; Vice
                                                          President, Dayton Philharmonic Orchestra Association; Board
                                                          Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development
                                                          Coalition; formerly, Member, Community Advisory Board,
                                                          National City Bank, Dayton, Ohio and Business Advisory
                                                          Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     167
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine             Board member       2005    Senior Vice President for Business and Finance,                       167
1/22/50                                                   Northwestern University (since 1997); Director (since 2003),
333 W. Wacker Drive                                       Chicago Board Options Exchange; Director (since 2003),
Chicago, IL 60606                                         National Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since
                                                          1997), Board of Directors, Rubicon, a pure captive insurance company owned by Northwestern University; Director (since
                                                          1997), Evanston Chamber of Commerce and Evanston
                                                          Inventure, a business development organization.
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               167
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel, of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (2002-2004), General Counsel (1998-2004)
                                                          and Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Managing Director (since 2002) and Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          1997), of Nuveen Asset Management; Managing Director (since
                                                          2004) and Assistant Secretary (since 1994) of Nuveen
                                                          Investments, Inc.; Assistant Secretary of NWQ Investment
                                                          Management Company, LLC. (since 2002); Vice President and
                                                          Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management,
                                                          Inc. and Symphony Asset Management LLC (since 2003);
                                                          Assistant Secretary of Tradewinds NWQ Global Investors, LLC
                                                          (since 2006); Chartered Financial Analyst.


                                       51

Board Members
       AND OFFICERS (CONTINUED)
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Managing Director (since 2005), formerly Vice President               167
9/22/63                                                   (since 2002); formerly, Assistant Vice President (since 2000)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 167
2/3/66                         and Assistant              President (since 2000) of Nuveen Investments, LLC.
333 W. Wacker Drive            Secretary
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President and Treasurer of Nuveen Investments, LLC               167
11/28/67                                                  and of Nuveen Investments, Inc. (since 1999); Vice President
333 W. Wacker Drive                                       and Treasurer of Nuveen Asset Management (since 2002)
Chicago, IL 60606                                         and of Nuveen Investments Advisers Inc. (since 2002); Assistant
                                                          Treasurer of NWQ Investment Management Company, LLC.
                                                          (since 2002); Vice President and Treasurer of Nuveen
                                                          Rittenhouse Asset Management, Inc. and Symphony Asset
                                                          Management LLC (since 2003); Treasurer, Tradewinds NWQ
                                                          Global Investors, LLC (since 2006); formerly, Vice President and
                                                          Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.(3); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
John N. Desmond                Vice President     2005    Vice President, Director of Investment Operations, Nuveen             167
8/24/61                                                   Investments, LLC (since January 2005); formerly, Director,
333 W. Wacker Drive                                       Business Manager, Deutsche Asset Management (2003-2004),
Chicago, IL 60606                                         Director, Business Development and Transformation, Deutsche
                                                          Trust Bank Japan (2002-2003); previously, Senior Vice
                                                          President, Head of Investment Operations and Systems,
                                                          Scudder Investments Japan, (2000-2002), Senior Vice
                                                          President, Head of Plan Administration and Participant
                                                          Services, Scudder Investments (1995-2002).

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     1998    Vice President (since 2002), Assistant Secretary and                  167
9/24/64                                                   and Secretary Assistant General Counsel (since 1998)
                                                          formerly, Assistant 333 W. Wacker Drive Vice President
                                                          (since 1998) of Nuveen Investments, LLC; Chicago, IL 60606
                                                          Vice President (2002-2004) and Assistant Secretary
                                                          (1998-2004) formerly, Assistant Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Vice President and Assistant Secretary (since 2005) of
                                                          Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004), formerly, Vice President of           167
10/24/45                                                  Nuveen Investments, LLC, Managing Director (2004) formerly,
333 W. Wacker Drive                                       Vice President (1998-2004) of Nuveen Advisory Corp. and
Chicago, IL 60606                                         Nuveen Institutional Advisory Corp.(3); Managing Director
                                                          (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002), formerly, Vice President of           167
3/2/64                                                    Nuveen Investments; Managing Director (1997-2004) of
333 W. Wacker Drive                                       Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp.(3); Managing Director (since 2001) of Nuveen Asset
                                                          Management; Vice President (since 2002) of Nuveen
                                                          Investments Advisers Inc.; Chartered Financial Analyst.


                                       52

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         167
5/31/54                        and Controller             of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2004) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    167
3/22/63                                                   LLC; Certified Public Accountant.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President of Nuveen Investments, LLC (since 1999).               167
8/27/61
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             167
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; formerly, Vice President
333 W. Wacker Drive            Secretary                  and Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Vice President (since 2005)
                                                          and Assistant Secretary of Nuveen Investments, Inc.; Vice
                                                          President (since 2005) and Assistant Secretary (since 1997)
                                                          of Nuveen Asset Management; Vice President (since 2000),
                                                          Assistant Secretary and Assistant General Counsel (since
                                                          1998) of Rittenhouse Asset Management, Inc.; Vice President
                                                          and Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Assistant Secretary of NWQ Investment
                                                          Management Company, LLC (since 2002), Symphony Asset
                                                          Management LLC (since 2003) and Tradewinds NWQ Global
                                                          Investors, LLC (since 2006).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

                        ANNUAL INVESTMENT
                        MANAGEMENT AGREEMENT
                        APPROVAL PROCESS



The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 23-25, 2006 (the "May Meeting"), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM (the "Fund Adviser").

THE APPROVAL PROCESS

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Adviser and the performance of each Fund. To assist the Board in its evaluation of the advisory contract with the Fund Adviser at the May Meeting, the independent Trustees received extensive materials in advance of their meeting which outlined, among other things:

     o    the nature, extent and quality of services provided by the Fund
          Adviser;

     o the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

     o the Fund's past performance, the Fund's performance compared to funds of similar investment objectives compiled by an independent third party and to customized benchmarks;

     o the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

     o    the expenses of the Fund Adviser in providing the various services;

     o the advisory fees (gross and net management fees) and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by Lipper (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") to the respective Fund (as applicable);

     o the advisory fees the Fund Adviser assesses to other types of investment products or clients;

     o    the soft dollar practices of the Fund Adviser, if any; and

     o from independent legal counsel, a legal memorandum describing, among other things, the duties of the Trustees under the Investment Company Act of 1940 (the "1940 Act") as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the May Meeting, the Fund Adviser made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered the advisory contract with the Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profitability of the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the Fund Adviser, the Trustees considered the nature, extent and quality of the Fund Adviser's services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives and enhancements Nuveen has taken for its municipal fund product line. In connection with their continued service as Trustees, the Trustees also have a good understanding of the Fund Adviser's organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the Fund Adviser's personnel. The Trustees further reviewed materials describing, among other things, the teams and personnel involved in the investment, research, risk-management and operational processes involved in managing municipal funds and their respective functions. Given the Trustees' experience with the Funds and Fund Adviser, the Trustees recognized the demonstrated history of care and depth of experience of the respective personnel in managing these Funds. In this regard, the Trustees considered the continued quality of the Fund Adviser's investment process in making portfolio management decisions as well as additional refinements and improvements adopted to the portfolio management processes noted below. With respect to the services provided to municipal funds, including the Funds, the Trustees noted that the Fund Adviser continues to make refinements to its portfolio management process including, among other things, the increased use of derivatives to enhance management of risk, additional analytical software for research staff and improved municipal pricing processes.

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. The Fund Adviser provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In connection with the review of the Investment Management Agreement, the Trustees considered the extent and quality of these other services which include, among other things, providing: product management (e.g., product positioning, performance benchmarking, risk management); fund administration (e.g., daily net asset value pricing and reconciliation, tax reporting, fulfilling regulatory filing requirements); oversight of third party service providers; administration of board relations (e.g., organizing board meetings and preparing related materials); compliance (e.g., monitoring compliance with investment policies and guidelines and regulatory requirements); and legal support (e.g., helping prepare and file registration statements, amendments thereto, proxy statements and responding to regulatory requests and/or inquiries). As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, the additions of experienced personnel to the compliance teams and the enhancements to technology and related systems to support the compliance activities for the Funds (including a new reporting system for quarterly portfolio holdings).

In addition to the foregoing, the Trustees also noted the additional services that the Fund Adviser or its affiliates provide to closed-end funds, including, in particular, secondary market support activities. The Trustees recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of initiatives designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include providing advertising and other media relations programs, continued contact with analysts, maintaining and enhancing its website for closed-end funds, and targeted advisor communication programs. With respect to funds that utilize leverage through the issuance of preferred shares, the Trustees noted Nuveen's continued support for the preferred shares by maintaining, among other things, an in-house preferred trading desk; designating a product manager whose responsibilities include creating and disseminating product information and managing relations in connection with the preferred share auction; and maintaining systems necessary to test compliance with rating agency requirements.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement were of a high level and were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND FUND ADVISER

The Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives identified by an independent third party (the "Performance Peer Group") and portfolio level performance against customized benchmarks, as described below. In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a Fund still may not adequately reflect such Fund's investment objectives, strategies and portfolio duration, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Performance Peer Group. With respect to state specific municipal funds, the Trustees recognized that certain state municipal funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. The closed-end state municipal funds that do not have corresponding state-specific Performance Peer Groups are from Arizona, Connecticut, Georgia, Maryland, Massachusetts, Missouri, North Carolina, Ohio, Texas, and Virginia. Further, due to a lack of state-specific unleveraged categories, certain unleveraged state municipal funds are included in their leveraged state category (such as the Nuveen California Select Tax-Free Income Fund, Nuveen California Municipal Value Fund, Nuveen New York Select Tax-Free Income Fund and Nuveen New York Municipal Value Fund).

In reviewing performance, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2005. The Trustees also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2005 (as applicable). This analysis is designed to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY

     1. FEES AND EXPENSES

     In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. The Trustees reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group

                        ANNUAL INVESTMENT MANAGEMENT
                        AGREEMENT APPROVAL PROCESS (continued)



     may be the same. Further, the Trustees recognized that in certain cases the closest Peer Universe and/or Peer Group did not adequately reflect the Fund's investment objectives and strategies limiting the usefulness of comparisons. In reviewing comparisons, the Trustees also considered the size of the Peer Universe and/or Peer Group, the composition of the Peer Group (including differences in the use of leverage and insurance) as well as differing levels of fee waivers and/or expense reimbursements. In this regard, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). Based on their review of the fee and expense information provided, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

     2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

     The Trustees further reviewed data comparing the advisory fees of the Fund Adviser with fees the Fund Adviser charges to other clients, including municipal managed accounts. In general, the fees charged for separate accounts are somewhat lower than the fees assessed to the Funds. The Trustees recognized that the differences in fees are attributable to a variety of factors, including the differences in services provided, product distribution, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds is more extensive than that provided to managed separate accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. In addition to the costs of the additional services, administrative costs may also be greater for funds as the average account size for separate accounts is notably larger than the retail accounts of funds. Given the differences in the product structures, particularly the extensive services provided to closed-end municipal funds, the Trustees believe such facts justify the different levels of fees.

     3. PROFITABILITY OF FUND ADVISER

     In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen Investments for advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers). The Trustees reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. The Trustees further reviewed the 2005 Annual Report for Nuveen Investments. In considering profitability, the Trustees recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Profitability may be affected by numerous factors, including the methodology for allocating expenses, the adviser's business mix, the types of funds managed, the adviser's capital structure and cost of capital. Further, individual fund or product line profitability of other sponsors is generally not publicly available. Accordingly, the profitability information that is publicly available from various investment advisory or management firms may not be representative of the industry.

Notwithstanding the foregoing, in reviewing profitability, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In this regard, the methods of allocation used appeared reasonable. The Trustees also, to the extent available, compared Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. The Trustees noted that Nuveen's profitability is enhanced due to its efficient internal business model. The Trustees also recognized that while a number of factors affect profitability, Nuveen's profitability may change as fee waivers and/or expense reimbursement commitments of Nuveen to various funds in the Nuveen complex expire. To keep apprised of profitability and developments that may affect profitability, the Trustees have requested profitability analysis be provided periodically during the year. Based on their review, the Trustees were satisfied that the Fund Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to the Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees as the applicable Fund's assets grow. In addition to advisory fee breakpoints as assets in a respective Fund rise, after lengthy discussions with management, the Board also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees noted that 2005 was the first full year to reflect the fee reductions from the complex wide fee arrangement. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS

In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered revenues received by affiliates of the Fund Adviser for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services; however, the Fund Adviser may from time to time receive and have access to research generally provided to institutional clients.

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the Fund Adviser's fees are reasonable in light of the services provided to each Fund, and that the renewal of the Investment Management Agreements should be approved.

Reinvest Automatically
       EASILY AND CONVENIENTLY


Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN EXCHANGE-TRADED CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL



Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Photo of: 2 women looking at a photo album.


Nuveen Investments:
SERVING Investors
          For GENERATIONS


Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $149 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands:
Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and NWQ Tradewinds, a leader in Global equities.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.



                              o Share prices
                              o Fund details
           Learn more         o Daily financial news
about Nuveen Funds at         o Investor education
   WWW.NUVEEN.COM/CEF         o Interactive planning tools


Logo: NUVEEN Investments

                                                                     EAN-A-0606D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



            Nuveen Insured Florida Tax-Free Advantage Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                   AUDIT FEES BILLED    AUDIT-RELATED FEES         TAX FEES           ALL OTHER FEES
FISCAL YEAR ENDED                     TO FUND (1)       BILLED TO FUND (2)    BILLED TO FUND (3)    BILLED TO FUND (4)
----------------------------------------------------------------------------------------------------------------------
June 30, 2006                            $ 8,162                    $ 0                $ 467              $ 2,900
----------------------------------------------------------------------------------------------------------------------
Percentage approved                           0%                     0%                   0%                   0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------
June 30, 2005                            $ 7,667                    $ 0                $ 584              $ 2,700
----------------------------------------------------------------------------------------------------------------------
Percentage approved                           0%                     0%                   0%                   0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                           AUDIT-RELATED FEES     TAX FEES BILLED TO      ALL OTHER FEES
                                          BILLED TO ADVISER AND        ADVISER AND        BILLED TO ADVISER
                                              AFFILIATED FUND         AFFILIATED FUND    AND AFFILIATED FUND
                                             SERVICE PROVIDERS   SERVICE PROVIDERS (1)    SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------
June 30, 2006                                     $ 0                $ 2,200                  $ 0
------------------------------------------------------------------------------------------------------------
Percentage approved                                0%                     0%                   0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------
June 30, 2005                                     $ 0                $ 2,200                  $ 0
------------------------------------------------------------------------------------------------------------
Percentage approved                                0%                     0%                   0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $275,000 in 2006 and $282,575 in 2005.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                              TOTAL NON-AUDIT FEES
                                                               BILLED TO ADVISER AND
                                                              AFFILIATED FUND SERVICE   TOTAL NON-AUDIT FEES
                                                               PROVIDERS (ENGAGEMENTS   BILLED TO ADVISER AND
                                                              RELATED DIRECTLY TO THE  AFFILIATED FUND SERVICE
                                        TOTAL NON-AUDIT FEE  OPERATIONS AND FINANCIAL   PROVIDERS (ALL OTHER
                                           BILLED TO FUND     REPORTING OF THE FUND)         ENGAGEMENTS)           TOTAL
--------------------------------------------------------------------------------------------------------------------------
June 30, 2006                                 $ 3,367                $ 2,200                  $ 0                  $ 5,567
June 30, 2005                                 $ 3,284                $ 2,200                  $ 0                  $ 5,484

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                    FUND
Cathryn Steeves         Nuveen Insured Florida Tax-Free Advantage Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                                       NUMBER OF
PORTFOLIO MANAGER   TYPE OF ACCOUNT MANAGED            ACCOUNTS    ASSETS*
--------------------------------------------------------------------------------
Cathryn Steeves     Registered Investment Company      67         $13.27 billion
                    Other Pooled Investment Vehicles    0         $0
                    Other Accounts                      0         $0

* Assets are as of June 30, 2006. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of August 30, 2006, the S&P/Investortools Municipal Bond index was comprised of 47,346 securities with an aggregate current market value of $879 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he/she serves as portfolio manager relative to any benchmarks established for those accounts, his/her effectiveness in communicating investment performance to stockholders and their representatives, and his/her contribution to the NAM investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. Each portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the June 30, 2006, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                          DOLLAR
                                                                                                          RANGE OF
                                                                                            DOLLAR        EQUITY
                                                                                            RANGE OF      SECURITIES
                                                                                            EQUITY        BENEFICIALLY
                                                                                            SECURITIES    OWNED IN
                                                                                            BENEFICIALLY  THE
                                                                                            OWNED IN      REMAINDER
                                                                                            FUND          OF NUVEEN
                                                                                                          FUNDS
                                                                                                          MANAGED BY
                                                                                                          NAM'S
                                                                                                          MUNICIPAL
                                                                                                          INVESTMENT
NAME OF PORTFOLIO MANAGER  FUND                                                                           TEAM
-------------------------------------------------------------------------------------------------------------------------
Cathryn Steeves            Nuveen Insured Florida Tax-Free Advantage Municipal Fund         $0           $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER BIO:

Cathryn Steeves, PhD is currently a portfolio manager for 68 state-specific municipal bond funds. She joined Nuveen in 1996 and worked as a senior analyst in the healthcare sector. Cathryn has an undergraduate degree from Wake Forest University, an MA, MPhil and a PhD from Columbia University.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During this reporting period, the registrant's Board of Trustees implemented a change to the procedures by which shareholders may recommend nominees to the registrant's board of trustees by amending the registrant's by-laws to include a provision specifying the date by which shareholder nominations for election as trustee at a subsequent meeting must be submitted to the registrant. Shareholders must deliver or mail notice to the registrant not less than forty-five days nor more than sixty days prior to the first anniversary date of the date on which the registrant first mailed its proxy materials for the prior year's annual meeting; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty days before the first anniversary date of the annual meeting for the preceding year and ends thirty days after such anniversary date (an annual meeting date outside such period being referred to as an "Other Annual Meeting Date" hereafter), the shareholder notice must be given no later than the close of business on the date forty-five days prior to such Other Annual Meeting Date or the tenth business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. The shareholder's notice must be in writing and set forth the name, age, date of birth, business address, residence address and nationality of the person(s) being nominated and the class or series, number of all shares of the registrant owned of record or beneficially be each such person(s), any other information regarding such person required by Item 401 of Regulation S-K or Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended, any other information regarding the person(s) to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees, and whether such shareholder believes any nominee is or will be an "interested person" (as that term is defined in the Investment Company Act of 1940, as amended) of the registrant or sufficient information to enable the registrant to make that determination and the written and signed consent of the person(s) to be nominated.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Insured Florida Tax-Free Advantage Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: September 8, 2006
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: September 8, 2006
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: September 8, 2006
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.